SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                   [ ]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         The European Warrant Fund, Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                  -------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 24, 2004

                                  -------------

To the Stockholders of
THE EUROPEAN WARRANT FUND, INC.

         Notice is hereby given that the special meeting of stockholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at 9:00 a.m. Eastern time, on March 24, 2004, for the following purposes:

     1. To elect seven Directors to serve if the Conversion (as defined in Proposal 2 below) occurs, each to hold office for an indefinite term, and until his successor is duly elected and qualified.

     2. To approve the conversion of the Fund from a closed-end investment company to an open-end investment company (the "Conversion"), including in connection therewith:

        (a) Changing the subclassification of the Fund from that of a closed-end investment company to that of an open-end investment company; and

        (b)   Amending and restating the Articles of Incorporation of the Fund.

     3. To approve revisions to the investment objective and certain fundamental investment policies of the Fund, to take effect upon the Conversion.

     4. To approve a distribution and stockholder servicing plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that provides for the imposition of distribution and stockholder servicing fees with respect to Fund shares outstanding at the time of the Conversion, to take effect upon the Conversion.

     5. To approve a new investment advisory agreement with Julius Baer Investment Management Inc., to take effect upon the Conversion.

     6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         It is important to note that the Conversion cannot occur unless stockholder approval is obtained on Proposals 2, 3 and 5. Accordingly, a vote against any of those Proposals may result in the Fund not becoming an open-end investment company.

         The Board of Directors of the Fund has fixed the close of business on February 5, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                      By Order of the Board of Directors,

                                      /s/ Craig M. Guinta
                                      -----------------------------------
                                      Craig M. Giunta
                                      SECRETARY

February 11, 2004


STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                          VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp. ................................   ABC Corp.
(2) ABC Corp. ................................   John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ..................   John Doe
(4) ABC Corp. Profit Sharing Plan ............   John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78 ......   Jane B. Doe




CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith,
    Jr. UGMA .................................   John B. Smith
(2) John B. Smith ............................   John B. Smith, Jr., Executor

           IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

         While we strongly encourage you to read the full text of the Proxy Statement, we are also providing you with a brief overview of the Proxy Statement below.

                              QUESTIONS AND ANSWERS

Q:       WHAT AM I BEING ASKED TO VOTE ON?

A:       You are  being asked to approve a proposal to convert  the Fund  from a closed-end to an open-end investment company (the "Conversion")(Proposal 2). You are also being asked to approve the following proposals, which will not take effect unless the Conversion occurs: to modify the Fund's investment objective and certain fundamental policies (Proposal 3); to adopt a 12b-1 Plan (Proposal
4); to approve a new investment advisory agreement with an affiliate of the current adviser (Proposal 5); and to elect Directors to serve for an indefinite term (Proposal 1).

         You should note that the Conversion cannot occur unless stockholder approval is obtained on Proposals 2, 3 and 5. Therefore, a vote against any of those proposals may result in the Fund not becoming an open-end investment company.

Q:       HOW WILL OPEN-ENDING THE FUND AFFECT ME AS A STOCKHOLDER?

A:       Upon  the  Conversion,  you will continue to own the  same U.S.  dollar value in shares of the Fund as you owned immediately before the Conversion. Following the Conversion, the Fund will no longer trade on the New York Stock Exchange. You will have the ability to purchase new shares of the Fund at net asset value, either through selected financial intermediaries or directly from the Fund's distributor. If the financial intermediary is a broker-dealer, the financial intermediary must have a signed dealer agreement with the Fund's distributor. You will also have the right to redeem shares of the Fund on any day on which the New York Stock Exchange is open for trading.

         All shares of the Fund issued after the Conversion will be maintained in book-entry form by the Fund's transfer agent. Stockholders holding stock certificates as of the Conversion date will have the right to surrender their certificates and have their shares maintained in book-entry form by the Fund's transfer agent. Stockholders who wish to redeem shares will be required to surrender their stock certificates to the Fund's transfer agent before they can redeem any shares represented by those certificates. All stockholders are encouraged to surrender their certificates immediately after the Conversion is approved regardless of whether they intend to redeem shares upon the Conversion. If the Conversion is approved, stockholders will receive a letter with instructions for delivering their certificates to the transfer agent.

Q:       WHY DID THE BOARD OF DIRECTORS APPROVE THE CONVERSION?

A:       Based on the current investment adviser's mid and long-term outlook for the European equity markets and the nature of the Fund's investment objective and policies (which are designed to outperform its index in bullish markets), the Board concluded that the Fund's current strategy of outperforming in bullish markets is not viable for the foreseeable future. After considering a number of alternatives, the Board determined that it was in the best interests of the Fund and its stockholders to convert the Fund to an open-end fund structure and to manage the Fund using a global equity mandate.

         The Board concluded that stockholders remaining in the Fund may benefit by having their assets managed by a highly qualified investment adviser employing a viable investment strategy and will also benefit from the Fund's considerable amount of capital loss carryforwards that will be used to reduce capital gains incurred by the Fund. Stockholders choosing not to remain in the Fund after Conversion will be able to redeem their shares at net asset value on any day on which the New York Stock Exchange is open for trading.

Q:       HOW WILL THE FUND BE MANAGED AFTER THE CONVERSION?

A:       There will be significant  changes to the Fund's investment  objective, policies, strategies and risks. The Fund's new investment objective will be to maximize total return principally through capital appreciation. The Fund will try to meet this objective by investing primarily in a diversified portfolio of equity securities of issuers located throughout the world. The Fund may invest in growth and value stocks, will have a bias toward large capitalization companies and will focus on countries with developed markets. The Fund will invest in securities denominated in the currencies of a variety of countries, including the U.S. dollar. The Fund may to a lesser extent invest in debt securities of U.S. issuers and use derivatives for hedging purposes, to remain fully invested, to maintain liquidity, or to increase total return. The primary risks of the new investment approach are: market risk, foreign investment risk and derivative risk. Details on how the Fund will be managed are discussed in the Proxy Statement.

Q:       WILL THE FUND'S NAME CHANGE?

A:       Yes. After the Conversion the Fund will be named the Julius Baer Global
Equity Fund.

Q:       WILL THE FUND HAVE THE SAME INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT
 TEAM AFTER THE CONVERSION?

A:       No. You are being asked to approve a new investment  advisory agreement with Julius Baer Investment Management Inc. ("JBIM"). JBIM is a registered investment adviser and an affiliate of Julius Baer Securities, Inc., the Fund's current investment adviser. As of September 30, 2003, JBIM had assets under management of approximately $10 billion (of which more than $ 3.1 billion represented assets of mutual funds, including the Julius Baer Investment Funds). JBIM has considerable experience in managing products with global equity mandates. Information regarding JBIM's performance record in managing global equity strategies is presented in the Proxy Statement.

         Brett Gallagher and Rudolph-Riad Younes will be the Fund's Co-Portfolio Managers. Mr. Gallagher has been First Vice President and Deputy Chief Investment Officer of JBIM since January 1999. Mr. Younes, CFA, has been Senior Vice President and Head of International Equity of JBIM since August 2000 and has served in those capacities with the Julius Baer Group since September 1993. He has co-managed the Julius Baer International Equity Fund since 1995. Richard Pell is responsible for overseeing portfolio investments. Mr. Pell has been Senior Vice President and Chief Investment Officer of JBIM since 2000 and with the Julius Baer Groups since 1995. He has co-managed the Julius Baer Global Income Fund since 1998 and the Julius Baer International Equity Fund since 1995.

Q:       WILL THE FEES UNDER THE NEW ADVISORY AGREEMENT CHANGE?

A:       Yes. The advisory fees under the new agreement will decrease from 1.25%
to 0.90% of the Fund's average daily net assets.

Q:       HOW WILL THE CONVERSION AFFECT THE FUND'S EXPENSES?

A:       After the Conversion, the Fund's advisory fee will decrease by 0.35% of the Fund's average daily net assets, which will offset the effect of the addition of a 12b-1 fee of 0.25% of the average daily net assets of the Fund. The Fund's expense ratio for its last fiscal year was 2.82%. JBIM has agreed to limit the Fund's expense ratio to 1.75% until at least July 31, 2005.

Q:       WILL I HAVE TO PAY ANY FEES TO REDEEM MY SHARES AFTER THE CONVERSION?

A:       You will NOT pay a fee to redeem  shares  you own as of the  Conversion date. However, the Fund will impose a fee of 2% on all new shares purchased after the Conversion date if you redeem those shares within 90 days of purchase. The purpose of this fee is to protect long-term stockholders from the adverse effects on the Fund of short-term trading activities.

Q:       WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION?

A: In the opinion of legal counsel to the Fund, neither the Fund nor its stockholders will realize any gain or loss for federal income tax purposes upon Conversion, and the Conversion will not affect a stockholder's holding periods or adjusted tax bases in the shares of the Fund. In addition, the Fund has accumulated a significant amount of capital loss carryforwards which will continue to be available to offset capital gains incurred by the Fund after the Conversion.

Q:       WHY  AM  I  BEING  ASKED  TO  APPROVE CHANGES TO THE FUND'S FUNDAMENTAL
POLICIES AND RESTRICTIONS?

A:       The  Investment  Company  Act of 1940  identifies  certain  policies as
"fundamental" and requires that any changes to these policies be approved by stockholders. The Fund's restrictions governing borrowings and the issuance of senior securities must be modified because open-end funds are subject to stricter requirements regarding incurring debt than are closed-end funds. The Fund's policy with regard to concentration in securities of issuers in the banking industry will no longer be appropriate under the Fund's new strategy. As discussed more fully in the Proxy Statement, the other proposed modifications are intended to afford the Fund the maximum investment flexibility under current law.

Q:       HOW WILL THE 12B-1 PLAN AFFECT ME?

A:       If the 12b-1 Plan is approved, upon the Conversion,  shares will become subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Fund. Fund management and the Board believe that stockholders benefit when funds are growing in size and that adoption of the 12b-1 Plan provides a realistic means for the Fund to attract new investors and grow.

Q:       WHAT IS THE TIMETABLE FOR THE CONVERSION?

A:       The  Conversion is expected to occur as soon as  practicable  after the special meeting. However, the Conversion will not occur until the registration statement for the Julius Baer Global Equity Fund becomes effective with the U.S. Securities and Exchange Commission.

Q:       WHO IS ELIGIBLE TO VOTE?

A:       Stockholders of record at the close of business on February 5, 2004 are entitled to be present and to vote at the special meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the special meeting.

Q:       HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

A:       You may  attend  the  special  meeting  and vote in  person  or you may complete and return the enclosed proxy card. You may also vote by telephone or through the Internet and a control number and separate instructions are enclosed. Proxy cards that are properly signed, dated and received prior to the special meeting will be voted as specified. If you specify a vote on any of Proposals 1, 2, 3, 4 or 5, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:       MAY I REVOKE MY PROXY?

A:       You may revoke your proxy at any time before it is voted by  forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the special meeting, or by attending the special meeting and voting in person.

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                 ---------------

                         SPECIAL MEETING OF STOCKHOLDERS
                                 MARCH 24, 2004

                                 ---------------

                                 PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The European Warrant Fund, Inc. (the "Fund") for use at its special meeting of stockholders to be held on March 24, 2004 at 9:00 a.m. Eastern time, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments or postponements thereof (collectively, the "special meeting"). A Notice of Special Meeting of Stockholders and proxy card accompany this Proxy Statement.


At the special meeting, stockholders will be asked to consider and vote upon the following:


    1. To elect seven Directors to serve if the Conversion (as defined in Proposal 2 below) occurs, each to hold office for an indefinite term, and until his successor is duly elected and qualified.

    2. To approve the conversion of the Fund from a closed-end investment company to an open-end investment company (the "Conversion"), including in connection therewith:

        (a)       Changing  the  subclassification  of the Fund  from  that of a
                  closed-end   investment   company  to  that  of  an   open-end
                  investment company; and

        (b) Amending and restating the Articles of Incorporation (the "Charter") of the Fund.

    3.   To  approve   revisions  to  the   investment   objective  and  certain
         fundamental investment policies of the Fund, to take effect upon the Conversion.

    4. To approve a distribution and stockholder servicing plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), that provides for the imposition of distribution and stockholder servicing fees with respect to Fund shares outstanding at the time of the Conversion, to take effect upon the Conversion.

    5.   To  approve  a new  investment  advisory  agreement  with  Julius  Baer
         Investment   Management  Inc.   ("JBIM"),   to  take  effect  upon  the
         Conversion.

    6. To transact such other business as may properly come before the special meeting.

         It is important to note that the Conversion cannot occur unless stockholder approval is obtained on Proposals 2, 3 and 5. Accordingly, a vote against any of those Proposals may result in the Fund not becoming an open-end investment company.

    SOLICITATION OF PROXIES

         The Board is soliciting votes from stockholders of the Fund with respect to each proposal described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders is February 11, 2004. If the accompanying proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. Executed proxy cards that are unmarked will be voted to approve each proposal. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

         The Board has set the close of business on February 5, 2004 as the record date (the "Record Date"), and only stockholders of record on the Record Date will be entitled to vote on these Proposals at the special meeting. Additional information regarding outstanding shares, voting your proxy card and attending the special meeting is included at the end of this Proxy Statement under "Voting Information."

           PROPOSAL 1: ELECTION OF DIRECTORS IF THE CONVERSION OCCURS

         Stockholders are being asked to elect seven Directors, each to serve for a term of indefinite duration and until his successor is duly elected and qualified. The election of Directors will not take effect unless the Conversion occurs. Accordingly, if the Conversion does not occur, there will be no changes to the structure of the Board.

         Pursuant to the Charter and the By-Laws of the Fund, the Board is currently divided into three classes. The terms of office of Class I, II and III Directors will expire as of the annual meeting of stockholders to be held in 2004, 2005 and 2006, respectively. Upon expiration of the terms of office of each class, those persons then elected as Directors in that class would serve until the third annual meeting of stockholders following their election and until their successors were duly elected and qualified. Under the Fund's retirement policy (which will continue if the Conversion occurs) Directors must retire upon reaching age 75.


         Under this classified Board structure, only those Directors in a single class may be replaced in any one year, and it would require two years to change a majority of the Board. Nevertheless, the Maryland General Corporation Law ("Maryland Law") provides that stockholders may remove directors on a classified board for cause even if they are not then standing for re-election and, under regulations adopted by the Securities and Exchange Commission (the "SEC"), appropriate stockholder proposals may be included in management's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management. Stockholders are being asked to elect seven Directors to serve, if the Conversion occurs, for a term of indefinite duration and until their successors are duly elected and qualified. As discussed in Proposal 2 under Amendment and Restatement of Charter, stockholders are also being asked to approve the declassification of the Board.

         Each nominee has consented to serve as a Director. The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominees will be voted for such substitute nominees as the Board may recommend.

         Certain information regarding each nominee for election to the Board is set forth in the tables below. A nominee is deemed to be "independent" to the extent the nominee is not an "interested person" of the Fund, as that term is defined in the 1940 Act. For purposes of this Proxy Statement, "Fund Complex" means the Fund and the three series of the Julius Baer Investment Funds, the investment adviser of which is JBIM, an affiliate of Julius Baer Securities, Inc. ("JBS" or the "Adviser"), the investment adviser to the Fund. All nominees, except for Mr. Quain, are currently Directors of the Fund. Mr. Quain is replacing Mr. Spilko who is retiring no later than December 31, 2004. Mr Quain and Mr. Spilko will serve concurrently until Mr. Spilko's retirement. Mr. Quain's election will not become effective if the Conversion does not occur.

    INDEPENDENT NOMINEES

NAME, AGE AND           POSITION(S)   YEAR        PRINCIPAL OCCUPATIONS(S) DURING      NUMBER OF          OTHER
ADDRESS                 HELD WITH     FIRST       PAST 5 YEARS                         PORTFOLIOS IN      DIRECTORSHIPS
                        FUND          BECAME                                           FUND COMPLEX       HELD BY
                                      DIRECTOR                                         OVERSEEN BY        NOMINEE FOR
                                                                                       NOMINEE FOR        DIRECTOR
                                                                                       DIRECTOR
Antoine Bernheim (49)   Director,     1990        President, Dome Capital Management           1          None
405 Park Ave., Ste.     Class I                   Inc. (investment firm); Chairman,
500, New York, NY                                 Dome Securities Corp.
10022

Thomas J. Gibbons (56)  Director,     1993        President, Cornerstone Associates            1          None
18 Links Ct.            Class II(1)               Management (consulting firm)
Sparta, NJ 07871

Harvey B. Kaplan (66)   Director,     1990        Controller (Chief Financial                  4          Julius Baer
80 Voice Road           Class III                 Officer), Easter Unlimited, Inc.                        Investment
Carle Place, New York                             (toy company)                                           Funds
11514

Robert S. Matthews,     Director,     2002        Partner, Matthews & Co. (certified           4          Julius Baer
(59)                    Class II                  public accountants)                                     Investment
331 Madison Avenue                                                                                        Funds
New York, New York
10017

   (1) Mr. Gibbons served as a Class III director from 1993 to 2001 and as a Class II director since 2001.

    INTERESTED NOMINEES

NAME, AGE AND             POSITION      YEAR             PRINCIPAL OCCUPATION(S)        NUMBER OF           OTHER
ADDRESS                   HELD WITH    FIRST             DURING PAST FIVE YEARS       PORTFOLIOS IN     DIRECTORSHIPS
                          THE FUND     BECAME                                         FUND COMPLEX         HELD BY
                                      DIRECTOR                                         OVERSEEN BY       NOMINEE FOR
                                                                                       NOMINEE FOR         DIRECTOR
                                                                                        DIRECTOR

Michael K. Quain(1)     President and    N/A      First Vice President of Julius           1          None
(45)                    Chief Executive           Baer Investment Management Inc.
330 Madison Avenue      Officer                   (since August 2002);
New York, NY 10017                                First Vice President of Julius
                                                  Baer Securities Inc.;
                                                  First Vice President, Bank Julius
                                                  Baer & Co., Ltd. New York Branch
                                                  (1998-2002);
                                                  President and Chief Executive
                                                  Officer of Julius Baer Investment
                                                  Funds (1998-present).

Bernard Spilko(2) (62)  Chairman of      1993     General Manager and Senior Vice          4          Julius Baer
Bank Julius Baer &      Board of                  President of Bank Julius Baer &                     Investment
Co., Ltd.               Directors &               Co., Ltd., New York Branch, 1998                    Funds
330 Madison Avenue      Director,                 to present; and
New York, NY 10017      Class III                 Managing Director of Julius Baer
                                                  Securities Inc., 1983 to present.

Martin Vogel(3)(40)     Director,        1997     Head of Management and Asset             4          Julius Baer
Julius Baer Holding     Class I                   Pooling, Julius Baer Holdings Ltd.                  Investment
Ltd.                                              (2002 to present);                                   Funds
Bahnhofstrasse 36                                 Member of the Management
Zurich, Switzerland                               Committee, Julius Baer Investment
                                                  Fund Services, Ltd. (1996-2002).

------------------

    (1) Mr. Quain is considered to be "interested," as defined in the 1940 Act, because of his positions with JBS, the Fund's adviser, and with JBIM and Bank Julius Baer & Co., Ltd., affiliates of JBS.

    (2) Mr. Spilko is considered to be "interested," as defined in the 1940 Act, because of his position with JBS, and with Bank Julius Baer & Co., Ltd., an affiliate of JBS.


    (3) Mr. Vogel is considered to be "interested," as defined in the 1940 Act, because of his position with Julius Baer Holdings, Ltd., an affiliate of JBS.

    Information about the officers of the Fund, including their principal occupations during the past five years, is set forth in EXHIBIT 1 to this Proxy Statement. The term of office for each officer is one year.

SHARE OWNERSHIP

         The following table sets forth the aggregate dollar range of equity securities owned by each nominee in the Fund and in all funds in the Fund Family as of the Record Date. For purposes of this Proxy Statement, "Fund Family" means the Fund and the three series of the Julius Baer Investment Funds. Information regarding share ownership is based upon information provided by each nominee.

INTERESTED NOMINEES

NAME OF NOMINEE                          DOLLAR RANGE OF EQUITY SECURITIES IN   AGGREGATE DOLLAR RANGE OF EQUITY
                                         THE FUND                               SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                NOMINEE IN FUND FAMILY
Michael K. Quain                                     $1 - $10,000                      $50,001 - $100,000
Bernard Spilko                                       $1 - $10,000                           $1 - $10,000
Martin Vogel                                             None                                  None


INDEPENDENT NOMINEES

NAME OF NOMINEE                          DOLLAR RANGE OF EQUITY SECURITIES IN   AGGREGATE DOLLAR RANGE OF EQUITY
                                         THE FUND                               SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                NOMINEE IN FUND FAMILY
Harvey B. Kaplan                                     $1 - $10,000                           $1 - $10,000
Antoine Bernheim                                         None                                   None
Thomas J. Gibbons                                        None                                   None
Robert S. Matthews                                       None                                   None

    As of the Record Date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares. The Board held five meetings during the fiscal year ended March 31, 2003. All of the Directors except Antoine Bernheim and Martin Vogel attended at least 75% of the Board and Committee meetings of which they were members.

    The following table lists the compensation paid to each of the Directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 2003. Messrs. Spilko and Vogel are "interested persons" of the Fund (as that term is defined in the 1940 Act) and therefore did not receive compensation from either the Fund or the Fund complex. The Fund has no retirement or pension plan for its Directors or officers.

                               COMPENSATION TABLE

                                   AGGREGATE             TOTAL COMPENSATION
                                 COMPENSATION            FROM THE FUND AND THE
NAME                             FROM THE FUND              FUND COMPLEX
----                             -------------              ------------
Antoine Bernheim                    $8,250                     $8,250

                                    $8,500                     $8,500
Thomas J. Gibbons

                                    $8,500                     $24,000
Harvey B. Kaplan

Robert S. Matthews                   $4,250                    $19,750

Total                               $29,500                    $60,500
                                    =======                    =======

         The Board has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"). Currently, Messrs. Bernheim, Matthews, Gibbons and Kaplan comprise the Audit Committee and the Nominating Committee.

         The Nominating Committee makes nominations for Independent Directors, reviews committee assignments and reviews compensation matters. The Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by stockholders, and presents recommendations to the Board of Directors. The Nominating Committee evaluates the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Fund's investment adviser and other principal service providers. The minimum qualifications and standards that the Fund seeks for Director nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles. Nominees recommended by stockholders will be considered by the Nominating Committee. Recommendations should be submitted in writing to the Secretary of the Fund. The Nominating Committee has a charter, a copy of which is attached to this Proxy Statement as EXHIBIT 2. The Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2003.

         The Audit Committee, pursuant to an Audit Committee charter adopted by the Board (1) selects auditors to be retained for the next fiscal year; meets with the Fund's independent auditors as necessary; (2) considers the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (3) reviews the fees charged by the auditors for audit and non-audit services; (4) investigates improprieties or suspected improprieties in the Fund's operations; (5) reviews the findings of SEC examinations and consults with the Adviser on appropriate responses; and (6) reports its activities to the full Board on a regular basis and makes such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee held three meetings during the fiscal year ended March 31, 2003. Each member of the Audit Committee is independent, as defined in the applicable listing standards of the New York Stock Exchange (the "NYSE").

BOARD RECOMMENDATION

The Board of Directors unanimously recommends that stockholders vote "FOR" the election of each nominee.

          PROPOSAL 2: APPROVAL OF CONVERSION OF THE FUND FROM A CLOSED-
            END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY

         Stockholders are being asked to approve the Conversion. Upon the Conversion, each stockholder will continue to own the same dollar value of shares in the Fund as the stockholder owned immediately prior to the Conversion. Approval of the Conversion includes approval of the following related matters:
(a) changing the Fund's  subclassification to an open-end investment company and
(b) amending the Charter. Stockholders should note that the Board has approved significant changes to the investment policies and strategies of the Fund, which will become effective if the Conversion is approved, as more fully discussed below under Proposal 3.

         If the Conversion does not occur, the Board will consider whether other action should be taken, which may include liquidation of the Fund. A proposal to liquidate the Fund would require stockholder approval, and cause the Fund to incur the expenses of an additional proxy solicitation.

         BACKGROUND

         The Fund is a closed-end management investment company that seeks enhanced capital growth by investing primarily in equity warrants of European issuers. Based on the Adviser's outlook for the European equity markets, and the nature of the Fund's investment objective and policies (which are designed to enable the Fund to outperform its index in bullish markets), the Adviser does not believe that the Fund's strategy of outperforming in bullish markets is viable for the foreseeable future. Accordingly, after considering a number of alternatives for the Fund, the Adviser has concluded that it is in the best interests of the Fund and Fund stockholders to convert the Fund to an open-end investment company and to significantly change the Fund's investment objective, policies and strategies.

         If the Conversion occurs, the Fund will seek to maximize total return principally through capital appreciation, by investing primarily in equity securities of both U.S. and foreign issuers. A more complete description of the Fund's new policies and strategies is discussed below under Proposal 3 and in
EXHIBIT 3 to this Proxy Statement.

         Furthermore, as discussed below under Proposal 5, if the Conversion occurs, JBIM, an affiliate of JBS, the Fund's current investment adviser, will replace JBS as the investment adviser to the Fund.

       CHANGES IN FUND OPERATIONS AS A RESULT OF CONVERSION TO AN OPEN-END
                               INVESTMENT COMPANY

         The Fund is currently registered as a closed-end investment company under the 1940 Act. Closed-end investment companies neither redeem their outstanding shares of stock nor engage in the continuous sale of new shares, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold on national securities exchanges. The Fund's shares are currently traded on the NYSE, however, they would be delisted upon the Conversion.

         Some of the legal and practical differences between the Fund's present operation as a closed-end investment company and its operation as a mutual fund are as follows:

         o RIGHT TO REDEEM. Open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and receive an amount equal to the net asset value of the shares (less any redemption fee). Many mutual funds also continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.

         o ACQUISITION AND DISPOSITION OF SHARES; REDEMPTION FEE. Stockholders presently pay brokerage commissions in connection with the purchase and sale of Fund shares on the NYSE. If the Fund converts into a mutual fund, investors wishing to acquire shares of the Fund would be able to purchase them either through selected financial intermediaries or directly from Unified Financial Securities, Inc., 431 Pennsylvania Avenue, Indianapolis, IN 46204, the Fund's proposed distributor (the "Distributor"). If the financial intermediary is a broker-dealer, the financial intermediary must have a signed dealer agreement with the Distributor. Such shares would be purchased at their net asset value. Stockholders desiring to realize the value of their shares would be able to do so by redeeming their shares at net asset value less any applicable redemption fee.

              The Fund will impose a redemption fee of 2% of the value of the shares sold, on shares redeemed 90 days or less after their date of purchase. The redemption fee will be paid to the Fund and is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. (Please refer to "Market Timing" below.) THIS REDEMPTION FEE WILL APPLY ONLY TO SHARES PURCHASED AFTER THE CONVERSION.

         o VOTING RIGHTS. If the Conversion takes place, stockholders will have less frequent opportunities to vote on particular issues because under Maryland Law, an open-end fund is not required to hold an annual stockholder meeting in any year in which the election of directors is not required to be acted on under the 1940 Act. Although the Fund's current By-Laws require the Fund to hold annual meetings, the Board has adopted amended By-Laws (the "Amended By-Laws") to go into effect if the Conversion takes place, which provide that the Fund will not be required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not required to do so. By not holding annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained in the proxy statement.

              Nevertheless, the Fund would be required to hold a meeting of stockholders when stockholder approvals are necessary under the 1940 Act or Maryland Law. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if the number of Directors elected by stockholders was less than a majority of the total number of Directors, if a change were sought in the fundamental investment policies of the Fund, in an investment advisory agreement, or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act if the change involved a material increase in Fund expenses. Under Maryland Law and the Fund's Amended By-Laws, a special meeting of stockholders must be called upon request of the stockholders only when requested in writing by stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such special meeting.

              Stockholders will continue to have one vote per share on each matter submitted to a vote of stockholders if the Conversion takes place. Under Maryland Law and the Fund's Charter, as it will be amended upon the Conversion (the "Amended Charter"), the Board will have the authority to increase or decrease the number of shares of any class or series the Fund is authorized to issue and to classify and reclassify unissued shares into existing or additional classes or series of stock in each case without the consent of stockholders. As discussed below, the Board has approved a multiple class distribution arrangement involving the issuance of multiple classes of shares bearing different expenses related to the distribution of shares of each class. The classes will have the same voting rights except that each class will vote separately as a class with respect to any distribution plan or other matters that affect the class differently.

         o AVAILABILITY OF CAPITAL LOSSES. The Fund has accumulated a significant amount of capital loss carryforwards that can be used to offset capital gains that are recognized by the Fund in the future. As of March 31, 2003, the Fund had $14,562,281, $92,632,637, and $28,922,938 available as capital loss carryforwards which expire in 2009, 2010 and 2011, respectively.

         o DETERMINATION OF NET ASSET VALUE. SEC regulations generally require open-end investment companies to value their assets on each business day in order to determine the current net asset value at which shares may be purchased or redeemed. The net asset values of most open-end investment companies are published daily by leading financial publications.

         o EXPENSES; POTENTIAL NET REDEMPTIONS. The Fund's advisory expenses are expected to decrease upon the Conversion as a result of a lower advisory fee payable under the new investment advisory agreement with JBIM, as discussed below. The Conversion is expected to result in immediate, substantial redemptions and, consequently, a marked reduction in the size of the Fund. It is also expected that this result eventually will be offset by new sales of shares and the reinvestment of dividends and capital gain distributions in shares of the Fund. An asset base of decreased size could result in an increased expense ratio, however, JBIM has contractually agreed to reimburse certain Fund expenses to limit the Fund's net annual operating expense ratio to 1.75% until at least July 31, 2005. It should be noted that neither JBIM nor any of its affiliates intend to make any material investment in the Fund to compensate for the expected decrease in the size of the Fund following the implementation of open-ending the Fund.

              The following table compares the fees and expenses of the Fund for the fiscal year ended March 31, 2003 to the pro forma fees and expenses of the Fund following the Conversion. The post-conversion expenses in Column 2 assume no decrease in assets following the Conversion. The post-conversion expenses in Column 3 are based on the assumption that the Fund's assets would decrease by 66 2/3% following the conversion. This assumption is an estimate. The actual decrease (or increase) may be significantly more or less than 66 2/3%.

               ----------------------------------------------------------------------------------------------
                                            COLUMN 1         COLUMN 2                   COLUMN 3
                                            --------         --------                   --------
                                            Pre-Conversion   Pro Forma                  Pro Forma
                                                             Post-Conversion            Post-Conversion
                                                             Assuming No Reduction      Assuming 66 2/3%
                                                             in Assets                  Reduction in Assets
               ----------------------------------------------------------------------------------------------
               SHAREHOLDER FEES
               ----------------------------------------------------------------------------------------------
               Redemption Fee*              None             2.00%                      2.00%
                ---------------------------------------------------------------------------------------------
               ANNUAL FUND OPERATING
               EXPENSES
                ---------------------------------------------------------------------------------------------
               Management Fee               1.25%            0.90%                      0.90%
                ---------------------------------------------------------------------------------------------
               12b-1 Fee                    None             0.25%                      0.25%
               ----------------------------------------------------------------------------------------------
               Other Expenses               1.57%            1.55%                      4.66%
               ----------------------------------------------------------------------------------------------
               Total Operating Expenses     2.82%            2.70%                      5.81%
               ----------------------------------------------------------------------------------------------
               Expense Reimbursement        None             (0.95)%                    (4.06)%
               ----------------------------------------------------------------------------------------------
               Net Operating Expenses       2.82%            1.75%                      1.75%
               ----------------------------------------------------------------------------------------------

               *Applies to shares purchased after the Conversion and redeemed within 90 days of purchase but not to shares existing on the Conversion and redeemed within 90 days of the Conversion.

               Example:

               The following table illustrates the expenses on a hypothetical $10,000 investment in the Fund before the Conversion and the estimated expenses after the Conversion, calculated at the rates shown in the table above, assuming a 5% annual return. The example also assumes that the Fund's operating expenses remain the same, except that the effect of the operating expense limit between the Fund and JBIM is only taken into account for the 1 year period and the first year of the 3-year, 5-year and 10-year periods, as it will expire on July 31, 2005 unless renewed by the Fund and JBIM.

               -----------------------------------------------------------------
                                       1 year    3 years     5 years    10 years

               -----------------------------------------------------------------
               Pre-Conversion          $285      $874        $1,489     $3,147
               -----------------------------------------------------------------
               Post-Conversion         $178      $748        $1,345     $2,962
                (Assuming no
               reduction in assets)
               -----------------------------------------------------------------
               Post-Conversion         $178      $1,368      $2,539     $5,384
               (assuming 66 2/3%
               reduction in assets)
               -----------------------------------------------------------------

         o ELIMINATION OF DISCOUNT OR PREMIUM. The fact that stockholders who wish to realize the net asset value of their Fund shares will be able to do so by redeeming their shares will eliminate any market discount from net asset value. It will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If the Conversion is approved by stockholders, the discount or premium may be reduced prior to the date of the Conversion to the extent purchasers of shares in the open market are willing to accept less of a discount or pay a premium in anticipation of the prospective open-ending.

         o DIVIDEND REINVESTMENT. The Fund intends to continue to provide the opportunity for stockholders to receive dividends and capital gains distributions in cash or, at no charge to stockholders, in shares of the Fund. If the Conversion occurs, such reinvestments in shares would be made at net asset value, rather than, as presently provided by the Fund's dividend reinvestment plan or dividend reinvestment privilege, at market value (if Fund shares are trading at a discount from net asset value) or at the greater of net asset value or 95% of market value (if Fund shares are trading at or above net asset value). At the time of the Conversion, the dividend reinvestment plan and privilege will terminate. All stockholders will have their dividends and distributions automatically reinvested unless they request that they receive cash.

         o     PORTFOLIO   MANAGEMENT.   Unlike   open-end   funds,   closed-end
               investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet stockholder redemption requests. Most open-end investment companies maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, resulting in an increase in transaction costs and portfolio turnover.

         o ILLIQUID SECURITIES. An open-end investment company is subject to the SEC requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. The Board has approved a modification of the Fund's investment policy so that upon the Conversion the Fund will be subject to such limitation.

         o SENIOR SECURITIES AND BORROWINGS. The 1940 Act prohibits open-end funds from issuing "senior securities" representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock, whereas open-end investment companies may not issue preferred stock. This greater ability to issue senior securities may give closed-end investment companies more flexibility than open-end investment companies in "leveraging" their investments. As discussed below under Proposal 3, the Board has approved, and is recommending to stockholders for their approval, an amendment to the Fund's fundamental investment restrictions which would provide that the Fund may borrow money in accordance with pertinent provisions of the 1940 Act, including the rules and regulations thereunder.

         o STOCKHOLDER SERVICES. If the Conversion is approved, various services will be made available to stockholders. These will include the use of the Fund for retirement plans, participation in an automatic investment plan and the privilege to effect redemption and additional purchase transactions by telephone. The cost of these services will normally be borne by the Fund rather than by particular stockholders.

         o RULE 12B-1 PLAN. Stockholders presently pay a brokerage commissions in connection with the purchase and sale of Fund shares on the NYSE. An open-end fund, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution and a stockholder services plan pursuant to Rule 12b-1 under the 1940 Act. As discussed below under "Establishment of Multiple Class Distribution Arrangement" and Proposal 4, the Board adopted a 12b-1 Plan to take effect upon the Conversion in order to compensate third parties for costs incurred in distributing shares and providing ongoing stockholder account maintenance services. If the Conversion occurs and if Proposal 4 is approved, the Fund's currently outstanding shares will be subject to the 12b-1 Plan.

         o MINIMUM INVESTMENT AND INVOLUNTARY REDEMPTIONS. If the Conversion occurs, the Fund will establish minimum investment amounts and other investment criteria.

               The minimum initial investment requirements will not apply to shares held as of the Conversion date provided that the below-minimum account balances do not result from redemptions after the Conversion. Subsequent investments will be required to meet minimum investment amounts and other criteria.

         After the Conversion, the Fund may redeem the shares of any stockholder whose account balance falls below the minimum investment amount as a result of redemptions, but not as a result of a reduction in value from changes in the value of the shares.

         o MARKET TIMING ACTIVITIES. Unlike closed-end investment companies, open-end funds may be subject to adverse effects from market timing activities. Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Fund's investment adviser to invest assets, in an orderly, long term manner, which in turn, may adversely impact the performance of the Fund. If the Conversion occurs, the Fund will implement a policy of restricting or refusing purchase orders and exchanges by market timers identified by the Fund or its agents. The redemption fee, discussed above, is intended to reduce market timing.

         o QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code after the Conversion. Such qualification will allow the Fund to continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that are distributed to its stockholders.

         o STOCK CERTIFICATES. If the Conversion occurs, each certificate representing shares of the Fund as a closed-end investment company will automatically represent the U.S. dollar value of shares of the Fund as an open-end fund. All shares of the Fund issued after the Conversion will be maintained in book-entry form by the Fund's transfer agent. Stockholders holding stock certificates as of the Conversion date will have the right to surrender their certificates and have their shares maintained in book-entry form by the Fund's transfer agent. Stockholders who wish to redeem shares will be required to surrender their stock certificates to the Fund's transfer agent before they can redeem any shares represented by those certificates. All stockholders are encouraged to surrender their certificates immediately after the Conversion is approved regardless of whether they intend to redeem shares after the Conversion. If the Conversion is approved, stockholders will receive a letter with instructions for delivering their certificates to the transfer agent.

         o NON-U.S. STOCKHOLDERS. If the Conversion occurs, non-U.S. citizens and U.S. citizens residing outside the U.S. (except U.S. citizens with U.S. military APO or FPO addresses) will not be allowed to purchase shares of the Fund. Such non-U.S. stockholders who hold shares of the Fund on the Conversion date may continue to hold those shares, however THEY WILL NOT BE PERMITTED TO PURCHASE ADDITIONAL SHARES.

CHANGING THE FUND'S SUBCLASSIFICATION TO AN OPEN-END INVESTMENT COMPANY

         The Conversion will be implemented as soon as practicable after stockholder approval is obtained. However, the Conversion will not be implemented until after a registration statement under the Securities Act of 1933 allowing the continuous offering of shares of the Fund becomes effective. The Fund will also file the Amended Charter with the State Department of Assessments and Taxation of Maryland.

         Although the Fund will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be nonrecurring, in connecting with the Conversion, including the preparation of a registration statement and prospectuses (including printing and mailing costs) as required by federal securities laws and the payment of fees under state securities laws, the costs of preparing this Proxy Statement and legal fees related to the Conversion. JBS has agreed to pay the costs of the proxy solicitor and legal fees related to the Conversion. The Fund will pay all other costs, which are estimated to be approximately $68,000, or approximately 0.16% of the Fund's current net asset value. It is anticipated that substantially all of these costs will be incurred by the Fund prior to the effective date of the Conversion.

         In the opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, legal counsel to the Fund, neither the Fund nor its stockholders will realize any gain or loss for federal income tax purposes upon the Conversion, and the Conversion will not affect a stockholder's holding periods, adjusted tax bases in the stockholder's shares of the Fund or the Fund's capital loss carryforwards. This opinion is based upon the view that the Conversion does not, for federal income tax purposes, involve the exchange or disposition of a stockholder's holdings in the Fund or, even if the Conversion was deemed to be such an exchange, that the exchange would not be a taxable event. A stockholder who redeems shares of the Fund after the Conversion would recognize a gain or loss to the extent that the redemption proceeds are greater or less than the stockholder's adjusted tax basis in the shares redeemed.

         Payment for redemptions is made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures specified in the open-end fund prospectus). Such payment may be postponed, or the right of redemption suspended, at times (a) when the NYSE is closed for other than weekends and holidays, (b) when trading on the NYSE is restricted,
(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits.

AMENDMENT AND RESTATEMENT OF CHARTER

         If the  Conversion is approved,  the Fund's Charter will be amended to:
(i) authorize the issuance of redeemable securities at net asset value, (ii) provide that the Fund's shares will be redeemable at the option of the stockholders and (iii) otherwise reflect the change to an open-end investment company. In connection with the implementation of the multiple class distribution arrangement (see "Establishment of Multiple Class Distribution Arrangement," below), certain amendments to the Charter will be necessary in order to authorize the Fund to increase the number of authorized shares and to classify the shares into multiple classes. The Amended Charter will also rename the Fund the "Julius Baer Global Equity Fund Inc." In connection with the amendment of the Charter, the Board has authorized certain conforming changes to the By-Laws of the Fund. A copy of the proposed Amended Charter showing all proposed amendments, which will amend and restate the Charter of the Fund and thereby reflect the amendments contemplated by this Proposal 2, is attached to this Proxy Statement as EXHIBIT
4. The discussion of the amendments below is qualified in its entirety by reference to the Amended Charter itself.

         Among the other amendments to the Charter that stockholders are being asked to approve are the repeal of certain provisions that are intended to limit
(a) the ability of other  entities  and persons to acquire  control of the Fund,
(b) the power of the Fund to engage in certain transactions, and (c) the ability of the Board or stockholders to amend the Charter or effect changes in the management of the Fund. These amendments would repeal provisions that limit the Fund's ability to consolidate with or merge with or into another corporation or to liquidate or dissolve. Under the Charter, the affirmative vote of 75% (which is higher than the percentage otherwise required under Maryland Law or the 1940
Act) of the votes entitled to be cast by stockholders is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the "continuing directors" (as defined in the Charter). The Amended Charter would reduce the vote required to approve all such actions from 75% to a majority of the votes cast. In addition, stockholders are being asked to approve an amendment that would permit the Board to redeem all shares of the Fund. This amendment would effectively permit the liquidation of the Fund without stockholder approval. Neither Maryland Law nor the 1940 Act requires stockholder approval to authorize the liquidation or dissolution of the Fund or any series of the Fund.

         In addition, the stockholders are being asked to approve an amendment to the Charter that would repeal the requirement that a Director be removed only by the affirmative vote of 75% of the votes entitled to be cast for the election of Directors. This vote threshold is higher than the majority vote otherwise required under Maryland Law. The amended Charter would permit stockholders to remove a Director but only for cause upon the affirmative vote of a majority of the votes entitled to be cast. The stockholders are also being asked to approve an amendment to the Charter to declassify the Board. Currently, the Board is divided into three classes. Upon the expiration of the term of office of each class, the Directors in that class are elected for a term of three years to succeed the Directors whose terms of office had expired. The amendment provides for directorships with indefinite terms. The amendments also would repeal the requirement that the number of Directors may not exceed nine.

         The provisions described in the preceding two paragraphs, which may be regarded as "anti-takeover" provisions, were intended to have the effect of making it more difficult and time-consuming to change majority control of the Board without its consent and thus to reduce the Fund's vulnerability to an unsolicited takeover proposal and to deter changes in control of the Fund. The conversion of the Fund to an open-end fund would eliminate the need for these precautionary measures. Therefore, the Board has considered and unanimously approved, subject to stockholder approval of this Proposal 2, amendments to the Charter eliminating these provisions to take effect if the Conversion occurs.

         The stockholders are also being asked to approve an amendment to the Charter to reduce the votes required to constitute a quorum at stockholder meetings from a majority to one - third of the votes entitled to be cast. The reduction will facilitate the attainment of a quorum and reduce expenses associated with the additional solicitation of proxies.

ESTABLISHMENT OF MULTIPLE CLASS DISTRIBUTION ARRANGEMENT

         The Board has approved the establishment of a multiple class distribution arrangement (the "Multi-Class Arrangement") upon the Conversion, and in connection with the establishment of such arrangement, has approved (1) an amendment to the Charter classifying the authorized shares of the Fund into multiple classes, (2) the adoption of the 12b-1 Plan and
(3) a Distribution Agreement to be entered into between the Fund and the Distributor.

         The Multi-Class Arrangement will be implemented only if the Conversion occurs. Stockholders are being asked to vote separately to approve the adoption of the 12b-1 Plan with respect to the shares outstanding at the time of the Conversion. (See Proposal 4 below.) The Distribution Agreement does not require, and is not being submitted for, stockholder approval.

         The Multi-Class Arrangement will allow the Fund to offer multiple classes of shares that receive different services, are subject to different fees, and have different investment criteria. Each class will have exclusive voting rights with respect to matters that affect only its interests.

         The net asset value per share of each class of shares will be determined separately. Income or gain from investments by the Fund and general expenses and liabilities of the Fund will be allocated to each class based on the net asset value of each class. Expenses and liabilities allocable to a particular class will be allocated to that class. 12b-1 fees allocable to a class of shares will increase the expenses of that class, the net asset value of that class may be lower than that of other classes of shares and dividends per share on that class of shares are expected to be lower than on other classes.

BOARD CONSIDERATIONS WITH RESPECT TO THE CONVERSION

         At meetings held on September 24, 2003 and October 27, 2003, the Board discussed the history and current status of the Fund and considered alternative strategic options for the Fund. At the meeting on September 24, the Adviser informed the Board that based on the Adviser's mid- and long-term outlook for the European equity markets and the nature of the Fund's investment objective and policies (which are designed to enable the Fund to outperform its index in bullish markets), the Adviser does not believe that the Fund's current strategy of outperforming in bullish markets is viable for the foreseeable future. Accordingly, after considering a number of alternatives for the Fund, the Adviser concluded that it would be in the best interests of the Fund and Fund stockholders to liquidate and dissolve the Fund.

         In evaluating the proposed liquidation and dissolution of the Fund at the meeting, the Board considered the Adviser's mid- and long-term outlook for the European equity markets, the nature of the Fund and alternatives to the liquidation, including open-ending the Fund, merging with another fund, hiring a new investment adviser for the Fund, and changing the Fund's investment strategies. The Board determined that because of the Fund's nature as a European warrant fund, it is unsuitable to operate as an open-end fund and difficult to find an appropriate merger candidate. The Board also determined that because of the Fund's unique investment strategy, the low level of assets, the Fund and the Adviser's mid- and long-term outlook for the sector, it would be difficult, time consuming and expensive to find and install a new adviser. Further, the Board determined that based on the low asset level of the Fund, the Adviser's mid- and long-term outlook on European equities, and the costs of soliciting stockholder approval of a new investment policy, it was not in the best interests of stockholders to change the Fund's investment policies. Thus, at the meeting on September 24, 2003, the Board concluded that the best alternative was to liquidate the Fund.

         The  Board  met  again  on  October  27,  2003 to  consider  additional alternatives to liquidation. The Adviser informed the Board that after the public announcement of the Board's decision to liquidate the Fund, shareholders had contacted management requesting management to re-consider alternatives to liquidating the Fund in order to preserve the significant capital loss carryforwards that the Fund has accumulated. After further investigation and consideration, the Adviser proposed that the Fund be converted to an open-end investment company, that the investment mandate be changed to a global equity strategy, and that JBIM become the investment manager to the Fund. In order to enable Fund stockholders to get the full benefit of the capital loss carryforwards, the Adviser and its affiliates do not intend to make any material investment for their own account in the Fund and benefit from the capital loss carryforwards.

         In evaluating the proposal to open-end the Fund, the Board considered JBIM's investment strategy and its experience managing similar accounts, the value of the Fund's capital loss carryforwards to stockholders and the fact that the proposed investment strategy would make the Fund suitable to operate as an open-end investment company. The Board was informed by Fund counsel that the Conversion will not result in the Fund losing the ability to use the capital loss carryforwards as would be the case if the Fund were to be liquidated. The Board also considered that stockholders not wishing to remain in the Fund once it operates as a global equity fund will have the ability to redeem their shares at net asset value. Thus the Board concluded that the Conversion is in the best interests of the Fund and Fund stockholders.

BOARD RECOMMENDATION

         The Board of Directors has concluded that Proposal 2 is in the best interest of stockholders. Accordingly, the Board unanimously recommends that stockholders vote "FOR" the Conversion.

PROPOSAL  3:  APPROVAL  OF  REVISIONS  TO   INVESTMENT   OBJECTIVE  AND  CERTAIN
FUNDAMENTAL INVESTMENT POLICIES

         The Fund operates pursuant to an investment objective, policies and restrictions that govern the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Fund's objective and certain of its policies and restrictions are considered fundamental, meaning that they may not be changed without stockholder approval. Other policies and restrictions are non-fundamental and may be changed by the Board without stockholder approval.

         If the Conversion occurs, the Fund's fundamental restrictions governing borrowings and the issuance of senior securities will have to be modified. As noted in Proposal 2 above, open-end investment companies are precluded from incurring debt other than borrowings from banks in excess of the 1940 Act's 300% asset coverage limitation.

         In addition, other fundamental restrictions will be amended or eliminated to promote the following goals: (a) to clarify the language of the Fund's current restrictions; (b) to simplify the Fund's restrictions by eliminating any unnecessary discussion regarding non-fundamental exceptions, explanations or interpretations presently contained in the fundamental investment restrictions; (c) to eliminate any fundamental investment restrictions which are not required under state securities laws, the 1940 Act, or the positions of the staff of the SEC in interpreting the 1940 Act; and (d) to conform the wording of the fundamental restrictions applicable to the Fund to the wording of the fundamental restrictions that are expected to become standard for all mutual funds for which JBIM serves as investment adviser.

         The Board believes that the proposed amendments to, or elimination of, these fundamental investment restrictions will give the Fund the flexibility to change its investment methods in the future without incurring the costs and delay associated with a stockholder vote, and enhance JBIM's ability to manage the Fund in changing regulatory or investment environments. In addition, the Board believes that standardization of the fundamental investment restrictions will promote operational efficiencies and facilitate compliance monitoring.

         Set forth below is a comparison of the current and proposed fundamental restrictions, followed by a brief explanation of the significance of the proposed changes to the Fund.

         PROPOSAL 3A: BORROWING; PROPOSAL 3B: SENIOR SECURITIES

         Current The Fund may not issue senior securities, borrow or pledge its assets, except that (a) the Fund may borrow from a lender for temporary or emergency purposes or in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and when such borrowings are combined with reverse repurchase agreements, in an aggregate amount not exceeding 33 1/3% of its total assets (not including the amounts borrowed) and may also pledge its assets to secure such borrowings, and (b) the Fund may enter into reverse repurchase agreements; provided that the Fund may borrow pursuant to (a) or (b) an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under U.S. laws and to pay Fund expenses, and not for the purpose of leveraging. Additional investments will not be made when borrowings exceed 5% of the Fund's assets. For the purpose of this investment restriction, collateral arrangements in connection with the options, futures or forward currency contracts are not deemed to be an issuance of senior securities, a borrowing or a pledge of assets.

         Proposed The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

                         The  Fund  may  not  engage  in  borrowing   except  as
                         permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

         In addition, the Fund will adopt the following non-fundamental limitation regarding borrowing. The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. The Fund may also engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques for the purpose of leverage.

         Further, the Fund will adopt the following non-fundamental limitation regarding senior securities. The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.

         As noted above, under the proposed restrictions the Fund will not be able to incur debt other than by borrowing from banks where there is asset coverage of at least 300%.

         PROPOSAL 3C:  LENDING

         Current The Fund may not lend money to other persons except through the purchase of debt obligations, loans of its portfolio securities, loans or participation interests in loans and the entering into of repurchase agreements or reverse repurchase agreements consistent with the Fund's investment objective and policies.

         Proposed The Fund may not make loans to other persons except that the Fund may (i) engage in repurchase agreements;
                         (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

         The  amendment   conforms  the  Fund's  restriction  to  the  analogous
restriction of other funds managed by JBIM and is not expected to affect the manner in which the Fund is managed.

         PROPOSAL 3D:  UNDERWRITING

         Current The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

         Proposed The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale of disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

         The  amendment   conforms  the  Fund's  restriction  to  the  analogous
restriction of other funds managed by JBIM and is not expected to affect the manner in which the Fund is managed.

         PROPOSAL 3E:  COMMODITIES; PROPOSAL 3F:  REAL ESTATE

         Current The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward and futures contracts and options on futures contracts and may purchase options on currencies to the extent permitted under applicable law.

         Proposed The Fund may not purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities;
                         (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

                         The Fund may not purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

         The amendments conform the Fund's restrictions to the analogous restrictions of other funds managed by JBIM and are not expected to affect the manner in which the Fund is managed.

         PROPOSAL 3G: MARGIN ACTIVITIES; PROPOSAL 3H: SHORT SELLING; PROPOSAL 3I: INVESTMENT FOR CONTROL

         Current The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts, futures contracts or related options or other option transactions.

                         The Fund may not make short sales of securities or maintain a short position in any security; provided that the Fund may make short sales "against the box."

                         The Fund may not make investments for the purpose of exercising control over, or management of, the issuers of any securities.

         It is proposed that the investment restrictions regarding margin activities, selling securities short and investing in a security for the purpose of exercising control over, or management of, the issuer be eliminated in their entirety. These restrictions were based on the requirements formerly imposed by state securities regulators as a condition to registration. The National
Securities Markets Improvement Act of 1996 preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. The current restrictions unnecessarily limit the investment strategies available in managing the Fund. The Fund has no present intention of changing any of its practices regarding these restrictions.

         PROPOSAL 3J: CONCENTRATION POLICY; PROPOSAL 3K: INVESTMENT OBJECTIVE

         As discussed below, if the Conversion occurs, significant modifications will be made to the investment policies and strategies of the Fund. In light of these changes, it is proposed that the Fund's current fundamental policy with regard to concentration and the Fund's current investment objective be changed. It is also proposed that the Fund's objective be reclassified as non-fundamental. The 1940 Act does not require the Fund's investment objective to be deemed fundamental. The reclassification would provide the Board with the flexibility to further change the Fund's objective in the future without stockholder approval, upon 60 days' prior notice to stockholders.

         The Fund's current fundamental policy regarding concentration states:

                  The Fund may not invest 25% or more of the total value of its assets in the securities of issuers in any single industry except that, under normal market conditions, the Fund will invest not less than 25% of the total value of its assets in securities of issuers in the banking industry. This restriction does not apply to investments in U.S. Government securities.

         The Fund's policy with regard to concentration in securities of issuers in the banking industry was intended to address concerns regarding the creditworthiness of issuers of European warrants. As noted below, if the Conversion occurs, investment in European warrants will not be a strategy of the Fund. It is therefore proposed that the current policy with regard to concentration in securities of issuers in the banking industry be eliminated because it would be inconsistent with the Fund's revised investment strategies.

         The Fund's current investment objective is enhanced capital growth. In light of the strategies to be employed if the Conversion occurs, it is proposed that the Fund's investment objective be to maximize total return, principally through capital appreciation.

INFORMATION CONCERNING NEW NON-FUNDAMENTAL INVESTMENT POLICIES, RESTRICTIONS, STRATEGIES AND RISKS

         In addition to the new fundamental policies discussed above, the Board has approved new non-fundamental investment policies and restrictions that will become effective if the Conversion occurs. Adoption or modification of these new non-fundamental policies and restrictions does not require stockholder approval. However, because they significantly differ from the Fund's current policies and restrictions, stockholders should consider these differences when considering approval of the Conversion. As a result of these changes, if the Conversion is approved, the Fund will be renamed the Julius Baer Global Equity Fund. The proposed new investment policies and restrictions as well as the new strategies and risks of the Fund are summarized below and discussed in further detail in
EXHIBIT 3 to this Proxy Statement.

         The   performance   achieved   by  JBIM  in  managing   accounts   with
substantially the same investment objective, policies and strategies as the Julius Baer Global Equity Fund is shown below under Proposal 5.

         As the Julius Baer Global Equity Fund, the Fund will seek to maximize total return, principally through capital appreciation. The Fund will attempt to achieve its objective by normally investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. JBIM will manage  the  Fund  using  a core  approach  and  will  not be  constrained  by a particular investment tilt (i.e. it may invest in "growth" or "value" securities). The Fund will have a bias toward large capitalization companies, but may occasionally invest in small or mid size capitalization companies. The Fund will focus on countries with developed markets, but may also invest a portion of its assets in securities of issuers located in developing countries. The Fund will invest in securities denominated in the currencies of a variety of countries, including the U.S. dollar. The Fund may to a lesser extent invest in debt securities of U.S. issuers and use derivatives for hedging purposes, to remain fully invested, to maintain liquidity, or to increase total return.

         Operating under the new investment policies, the Fund will be subject to the following key risks:

         Market risk, which is the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase.

         Foreign investment risk, which is the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

         Derivative risk, which is the possibility that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

BOARD RECOMMENDATION

         The Board of Directors unanimously recommends that stockholders vote "FOR" each proposal.

PROPOSAL 4:  APPROVAL OF 12B-1 PLAN

         If this Proposal 4 is approved, shares outstanding at the time of the Conversion will become subject to a 12b-1 fee of 0.25% of the average daily net assets attributable to the shares. A copy of the proposed 12b-1 Plan is attached as EXHIBIT 5 to this Proxy Statement.

         Under the 12b-1 Plan, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's assets attributable to the shares for services provided under the 12b-1 Plan. The 12b-1 fee may be paid to certain financial institutions, including affiliates of the Adviser, that have entered into distribution agreements ("Servicing Organizations") and/or others for providing services primarily intended to result in the sale of shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own shares.

         The 12b-1 Plan will continue in effect from year to year with respect to the shares, provided that each continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities, and in either case, by a majority of the Independent Directors who have no direct or indirect financial interest in the 12b-1 Plan or any related agreements (the "Qualified Directors"), pursuant to a vote cast in person at a meeting called for that purpose. The 12b-1 Plan provides that it may not be amended to increase materially the fees that a class may bear without stockholders approval.

         The 12b-1 Plan will be terminable by the Fund without notice or penalty at any time by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities. In each year during which the 12b-1 Plan is in effect, JBIM will furnish the Board with quarterly statements of distribution revenues and expenditures.

         If the Conversion does not occur, the 12b-1 Plan will not be implemented.

BOARD CONSIDERATIONS

         At a meeting held on December 17, 2003, the Board, including a majority of the Qualified Directors, unanimously approved the 12b-1 Plan. In approving the 12b-1 Plan, the Board determined that there was a reasonable likelihood that the 12b-1 Plan will benefit the Fund and the stockholders. In making its determination to adopt the 12b-1 Plan, the Board considered the following factors: (a) the need to consult independent counsel or experts to assist the Board in reaching a determination whether to adopt the 12b-1 Plan; (b) the nature of the problems or circumstance that make implementation of the 12b-1 Plan necessary or appropriate and the causes of such problems or circumstances;
(c)  the  way  in  which  the  12b-1  Plan  would  address  these   problems  or
circumstances and how it would be expected to resolve or alleviate them, including the nature and approximate amount of the anticipated expenditures, the relationship of such expenditures to the overall cost structure of the Fund, the nature of the anticipated benefits, and the time it would take for those benefits to be achieved; (d) the merits of possible alternative plans; (e) the interrelationship between the 12b-1 Plan and the activities of other persons who would finance distribution of the Fund's shares, including whether any payments by the Fund to any other person will be made in such a manner as to constitute the indirect financing of distribution by the Fund; (f) the possible benefits of the 12b-1 Plan to any other person relative to those expected to inure to the Fund and (g) the effect of the 12b-1 Plan on the Fund's existing stockholders.

         In considering the advantages and disadvantages of the 12b-1 Plan, the Board considered that the 12b-1 Plan may:

o increase the Fund's assets and benefit the Fund and its shareholders through reduced overall expense ratios,

o facilitate distribution of the Fund's shares by allowing the Fund to pay third parties for their efforts to distribute the Fund's shares,

o     help  maintain the  competitive  position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements by placing the Fund in the same competitive position as its peer funds that offer a 12b-1 plan; and

o permit possible economies of scale, such as a reduction in overall expenses, increased Fund subscriptions from third party distribution, and decreased transaction expenses through increased Fund size.

         The Board reviewed the Fund's expense ratios, the level to which the expense ratios will increase as a result of adopting the 12b-1 Plan, the relationship of the fee to the overall expense ratio of the Fund and how the overall expense ratio compares to expense ratios of comparable funds. The Board concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its stockholders.

BOARD RECOMMENDATION

         The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the 12b-1 Plan.

            PROPOSAL 5: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

         Because JBIM has the experience and a proven track record in managing a global equity mandate, stockholders are being asked to approve a proposed new investment advisory agreement with JBIM (the "New Agreement") pursuant to which JBIM will act as the investment adviser to the Fund. The advisory fees under the New Agreement will be lower than those currently paid by the Fund. If approved, the New Agreement will become effective upon the Conversion. A copy of the New Agreement is attached as EXHIBIT 6 to this Proxy Statement.

         JBS, located at 330 Madison Avenue, New York, NY 10017, has served as the investment adviser to the Fund since the Fund commenced operations in July 1990. JBS was organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). JBS is a wholly owned subsidiary of Julius Baer Holding Ltd., located in Zurich, Switzerland.

         JBIM, a corporation organized under the laws of the State of Delaware with principal offices at 330 Madison Avenue, New York, NY 10017, is a majority owned subsidiary of JBS. JBIM is registered as an investment adviser under the Advisers Act and as of September 30, 2003 had assets under management of approximately $10 billion (of which more than $3.1 billion represented assets of investment companies, including the Julius Baer Investment Funds).

         The names, addresses and principal occupations of the directors and principal executive officers of JBS and JBIM, as well as a list of the directors and principal executive officers of the

Fund who serves as directors and/or officers of JBS and/or JBIM, are shown on the attached EXHIBIT 7 to this Proxy Statement.

RELATED PERFORMANCE OF JBIM

         PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS. The Julius Baer Global Equity Fund has substantially the same investment objective, policies and strategies as existing managed accounts that are advised by JBIM. Listed below is "composite performance" for JBIM with regard to all of these similarly managed accounts. The managed accounts included in the composite are not mutual funds registered under the 1940 Act, and therefore these accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these managed accounts, the performance shown may have been lower.

         This composite data is provided to illustrate the past performance of JBIM in managing a global equity mandate and should not be considered as an indication of future performance of the Julius Baer Global Equity Fund or JBIM. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the managed accounts. The fees and expenses of the Fund are higher than those of the managed accounts. If the managed accounts had been subject to the same fees and expenses as the Fund, the performance shown may have been lower. The performance figures were calculated in accordance with the standards for preparing and presenting investment adviser performance information formulated by the Association for Investment Management and Research ("AIMR"). This methodology differs from the Securities and Exchange Commission's standardized method that the Julius Baer Global Equity Fund will use to calculate its own performance.

         The performance of the composite is shown in the table below for the stated periods ended September 30, 2003. Also shown is the performance of two broad-based securities indices, the Morgan Stanley Capital International, Inc. ("MSCI") EAFE Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") as well as the performance of a blended index. The blended index is comprised of the MSCI World Index for the period January 1, 2003 through September 30, 2003 and 50% S&P 500 Index and 50% MSCI EAFE Index for periods prior to January 1, 2003. The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific Regions. The S&P 500 Index covers 500 industrial, utility, transport and financial companies of the U.S. markets. This is a capitalization weighted index calculated on a total return basis with dividends reinvested. The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australia and the Far East.

---------------------------------------------------------------------------------------
                    Total Return  Annualized Total Annualized Total  Annualized Total
                      One Year      Return Three   Return Five Years   Return Since
                                       Years                            Composite
                                                                    Inception (7/1/95)
---------------------------------------------------------------------------------------
     Composite         16.45%          -8.23%            6.34%            9.17%
---------------------------------------------------------------------------------------
   S&P 500 Index       24.41%         -10.12%            1.00%            9.41%
---------------------------------------------------------------------------------------
  MSCI EAFE Index      26.01%          -8.72%            0.55%            2.19%
---------------------------------------------------------------------------------------
   Blended Index       25.36%          -9.72%            0.06%            5.88%
---------------------------------------------------------------------------------------

         COMPARISON OF THE CURRENT AND NEW ADVISORY AGREEMENTS

         JBS serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated July 16, 1990 (the "Current Agreement"). The sole initial stockholder of the Fund approved the Current Agreement on July 10, 1990. The Board, including a majority of the Independent Directors, most recently approved the Current Agreement at a meeting held on March 5, 2003.

         Under the Current Agreement, subject to the control and supervision of the Board, JBS manages the Fund's assets in accordance with its investment objective and polices. In this regard, JBS provides investment research, makes investment decisions, exercises voting rights in respect of portfolio securities, and places purchase and sale orders on behalf of the Fund.

         For its services under the Current Agreement, JBS receives a fee calculated at an annual rate based on the Fund's average net assets of 1.25%. Pursuant to a Services Agreement between the Fund and Julius Baer Asset Management ("JBAM"), an affiliate of JBS, JBAM furnishes certain administrative services to the Fund. If the Conversion occurs, JBAM will not continue to furnish these services to the Fund. For the fiscal year ended March 31, 2003, the Fund paid aggregate fees to JBAM and JBS of $513,754.

         The Current Agreement provides that in executing transactions for the Fund and selecting brokers or dealers, JBS will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, JBS considers all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, JBS may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which JBS or an affiliate exercises investment discretion. JBS may in appropriate circumstances use the services of affiliates as brokers, provided that in doing so, JBS complies with applicable provisions of the 1940 Act and the rules thereunder. For the fiscal year ended March 31, 2003, the Fund paid $0 in brokerage commissions to JBS or its affiliates, representing 0% of the total brokerage commissions paid by the Fund.

         The Current Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of JBS, or of reckless disregard of its obligations under the Current Agreement, JBS shall not be liable for any action or failure to act in accordance with its duties under the Current Agreement ("disabling conduct"). In the absence of disabling conduct, the Fund will indemnify JBS.

         Under the Current Agreement, JBS pays all expenses in connection with the performance of its services, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with JBS or any of its affiliates.

         The Current Agreement has continued in effect since July 1990 and by its terms, unless earlier terminated, will continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually by the Board or by a vote of a majority (as defined in the 1940
Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Independent Directors. The Current Agreement is terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by JBS. The Current Agreement will automatically terminate in the event of its assignment, as required by the 1940 Act.

         The terms of the New Agreement with JBIM are substantially identical to the terms of the Current Agreement, except for its effective date and as discussed below. The description of the New Agreement in this section is only a summary and is qualified in its entirety by reference to the form of the New Agreement attached to this Proxy Statement as EXHIBIT 6.

         Under the New Agreement, JBIM will be entitled to receive a fee calculated at an annual rate based on the Fund's average daily net assets of 0.90%. THE NEW AGREEMENT WILL RESULT IN A DECREASE IN ADVISORY FEES PAYABLE BY THE FUND. If the fee under the New Agreement had been in effect during the last fiscal year, the Fund would have paid an advisory fee of $370,541 or 72.12% of the amount paid under the Current Agreement. In addition, under a separate expense limitation agreement, JBIM has agreed to reimburse the Fund's expenses to the extent necessary to prevent the Fund's annual total expense ratio from exceeding 1.75% of net assets. The expense limitation agreement will remain in effect until at least July 31, 2005.

         In addition to providing investment advisory services, JBIM, subject to the supervision and direction of the Board, will perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the Fund: (a) providing the Fund with office space, stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board, (c) coordinating and preparing of proxy statements and annual and semi-annual reports to the Fund's stockholders, (d) assisting in the preparation of the Fund's tax returns, (e) assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under the New Agreement to assure that all necessary information is made available to each of them.

BOARD CONSIDERATIONS

         At a meeting held on October 27, 2003, the Board, including a majority of the Independent Directors, unanimously approved the New Agreement with JBIM. In connection with its deliberations regarding the New Agreement, the Board requested and received from JBIM information that the Board considered reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Fund with respect to its deliberations. The information included a description of the services proposed to be provided under the New Agreement, information regarding the organizational capabilities of JBIM, the qualifications of its personnel and its financial condition, a comparison of the proposed advisory fees under the New Agreement to those paid by comparable mutual funds, a comparison of the proposed total expenses of the Fund to those of comparable mutual funds, JBIM's historical performance in managing other accounts with the same investment mandate as that proposed for the Fund compared to the performance of benchmark indices. The proposed advisory fees were also reviewed in the context of JBIM's expected profitability.

         Among other things, the Board considered the following factors in evaluating the New Agreement: (a) the fairness and reasonableness of the advisory fee payable under the New Agreement in light of the services to be provided, the costs of those services, the anticipated profitability of JBIM's relationship with the Fund, and the amount of the fees compared to fees paid by other investment companies; (b) the nature, quality and extent of the services to be provided; (c) JBIM's historical performance in managing similar mandates;
(d) JBIM's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of JBIM.

         Of the factors listed above, the Board noted that its determination to approve the New Agreement was largely based on JBIM's favorable reputation and qualifications and the fact that the advisory fee payable under the New Agreement is in line with the fees paid by comparable funds, reasonable in light of the services provided and lower than the fee under the Current Agreement.

BOARD RECOMMENDATION

         The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the New Agreement.

                               GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

         Proxy solicitations will be made, beginning on or about February 11, 2004, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund, JBS, and Investors Bank & Trust Company, the custodian, administrator and transfer agent of the Fund ("Investors Bank"). JBS is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, (800) 829-6554, to solicit proxies on behalf of the Fund's Board for a fee expected not to exceed $60,000 plus out-of-pocket expenses. JBS will pay the costs of the proxy solicitor and legal fees associated with the Conversion. All other expenses of the solicitation will be paid by the Fund, including reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

OWNERSHIP OF SHARES

    According to information filed with the SEC, the persons shown on EXHIBIT 8 to this Proxy Statement were the beneficial owners of more than 5% of the Fund's outstanding shares as of the Record Date.

    As of the Record Date, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares.

SUBMISSION OF STOCKHOLDER PROPOSALS

         If the Conversion occurs, the Fund will not be required, and does not intend, to hold an annual meeting of stockholders unless the election of Directors is required under the 1940 Act. However, the Fund will hold an annual meeting in June 2004 if the Conversion has not occurred before the date set for that meeting. In the event that an annual meeting is held in June 2004, proposals by stockholders that are intended to be presented at that meeting must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 12, 2004, as previously announced in the proxy statement for the Fund's annual meeting held on June 25, 2003. If the Conversion occurs prior to June 2004, proposals of stockholders that are intended to be presented at any future annual meeting that may be held must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting. Stockholders wishing to submit proposals should send their written proposals to the Secretary of the Fund, 330 Madison Avenue, New York, NY 10017.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Stockholders who wish to communicate with the Board or individual Directors should write to the Board of Directors or the particular Director in care of the Fund, at the offices of the

Fund. All communications will be forwarded directly to the Board of Directors or the individual Director.

         Stockholders also have an opportunity to communicate with the Board of Directors at stockholder meetings. The Fund does not have a policy requiring Directors to attend annual stockholder meetings. However, annual stockholder meetings are generally scheduled to coincide with a regular meeting of the Board in order to facilitate Director attendance. Due to logistical difficulties, no Directors attended the annual stockholder meeting held in June 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's executive officers and directors, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2003.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

    The Board does not intend to present any other business at the special meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

REPORTS TO STOCKHOLDERS

    The Fund's Annual Report to stockholders for the fiscal year ended March 31, 2003, which contains audited financial statements, and the Fund's Semi-Annual Report to stockholders for the period ended September 30, 2003, may be obtained without charge by calling 1-800-387-6977 or mailing a request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, Post Office Box 642, Boston, MA 02117-0642.

INDEPENDENT AUDITORS

    KPMG LLP ("KPMG") has served as the Fund's independent auditors since the Fund's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Fund. Such services include an annual audit of the Fund's financial statements, review of certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Fund's Board. The financial statements included in the most recent Annual Report have been examined by KPMG.

    For services rendered to the Fund or its investment adviser for the fiscal year ended March 31,

2003, KPMG received fees of $46,000.

    AUDIT FEES

    For audit services rendered to the Fund for the fiscal year ended March 31, 2003, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, KPMG received a fee of $41,500.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The  Fund  did  not  pay  any  financial   information  systems  design  and
implementation fees to KPMG for the fiscal year ended March 31, 2003.

   ALL OTHER FEES

        For all other services rendered by KPMG to the Fund, JBS, and all entities controlling, controlled by, or under common control with JBS that provided services to the Fund for the fiscal year ended March 31, 2003, KPMG received a fee of $4,500.

AUDIT COMMITTEE REPORT

         The Audit Committee discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee received from KPMG the written statements required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and discussed with KPMG the matter of the firm's independence. The Audit Committee reviewed and discussed the audited financial statements with management. Based on such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2003 for filing with the SEC.

         The Audit Committee also considered whether the provision of non-audit services by KPMG to the Fund, JBS, and all entities controlling, controlled by, or under common control with JBS that provide services to the Fund, is compatible with the maintenance of the independent accountants' continued independence. KPMG represented to the Fund that KPMG and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Based on these statements and discussions, the Audit Committee recommended to the Board the selection of KPMG as independent accountants for the Fund for the fiscal year ending March 31, 2004. The Board unanimously approved this selection at its Board meeting held on June 25, 2003. Representatives from KPMG were present at the meeting.

THE AUDIT COMMITTEE

         The  Audit   Committee  is  comprised  of  the  following   Independent
Directors: Antoine Bernheim, Thomas J. Gibbons, Harvey B. Kaplan and Robert S. Matthews.

                               VOTING INFORMATION

    VOTING RIGHTS

         Stockholders of record on the Record Date are entitled to be present and to vote at the special meeting. Each share or fractional share is entitled to one vote or fraction thereof on all matters submitted to stockholders at the special meeting. The Fund has one class of common stock, which has a par value of $.001 per share. On the Record Date, there were 14,585,366.037 shares outstanding.

         If the enclosed proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If you specify a vote on any Proposal, your proxy will be voted as you indicated, and any Proposal for which no vote is specified will be voted FOR that Proposal. If no instructions are marked on the proxy card, the proxy will be voted FOR each proposal. Any stockholder giving a proxy has the power to revoke it prior to its exercise by submitting a letter of revocation or a later dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the special meeting in the same manner that proxies voted by mail may be revoked.

         In tallying stockholder vote, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect of Proposal 1, for which the required vote is a plurality of the votes cast, and will be effectively a vote against Proposals 2, 3, 4 and 5.

    QUORUM; ADJOURNMENT

         A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

    VOTE REQUIRED

         With respect to Proposal 1, nominees for Director receiving a plurality of the votes cast in person or by proxy at the special meeting if a quorum exists will be elected. Proposal 2 requires the vote of at least 75% of the Fund's outstanding shares. Proposals 3, 4 and 5 each require the vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund that are present at the special meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    EXHIBIT 1

                         EXECUTIVE OFFICERS OF THE FUND

-------------------------------------------------------------------------------------------------------------------

    NAME, AGE AND ADDRESS       POSITION(S) HELD WITH  LENGTH OF TIME              PRINCIPAL OCCUPATION(S)
                                        FUND               SERVED                   DURING PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------
Bernard Spilko (62)            Chairman of Board of   Since 1993       o    General Manager and Senior Vice
Bank Julius Baer & Co., Ltd.   Directors & Director,                        President of Bank Julius Baer & Co.,
330 Madison Avenue             Class III                                    Ltd., New York Branch, 1998 to present
New York, NY 10017                                                     o    Managing Director of Julius Baer
                                                                            Securities Inc., 1983 to present
                                                                       o    Chairman of the Board of Trustees
                                                                            of Julius Baer Investment Funds

-------------------------------------------------------------------------------------------------------------------
Michael K. Quain (45)          President and Chief    Since 1997       o    First Vice President of Julius
330 Madison Avenue             Executive Officer                            Baer Investment Management Inc.
New York, NY 10017                                                          (since August 2002)
                                                                       o    First Vice President of Julius
                                                                            Baer Securities Inc.
                                                                       o    First Vice President, Bank Julius
                                                                            Baer & Co., Ltd. New York Branch
                                                                            (1998 -2002)

                                                                       o    President and Chief Executive
                                                                            Officer of Julius Baer Investment
                                                                            Funds (1998 - present)

-------------------------------------------------------------------------------------------------------------------
Hector Santiago (34)           Vice President         Since 1998       o    First Vice President of Bank
330 Madison Avenue                                                          Julius Baer & Co., Ltd., New York
New York, NY 10017                                                          Branch and Julius Baer Securities
                                                                            Inc. (2001- present)
                                                                       o    Vice President of Bank Julius
                                                                            Baer & Co., Ltd., New York Branch and
                                                                            Julius Baer Securities (1998 - 2001)
                                                                       o    Vice President of Julius Baer
                                                                            Investment Funds (1998 - present)

-------------------------------------------------------------------------------------------------------------------
Peter Reinmuth (34)              Vice President and   Since 1999       o    Vice President of Investments,
BradschenKestrasse 40,           Investment Officer                         Julius Baer Securities Inc.
Postfach CH-8010
Zurich, Switzerland

-------------------------------------------------------------------------------------------------------------------
Stefan Froelich (31)               Vice President     Since 2002       o    Assistant Vice President, Julius
BradschenKestrasse 40                                                       Baer Securities Inc. (2002-present)
Postfach CH-8010                                                       o     Consultant, the Envico AG,
Zurich, Switzerland                                                         Zurich, Switzerland (1998-2002)

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Craig M. Giunta (32)           Secretary, Treasurer   Secretary and    o    Vice President, Julius Baer
330 Madison Avenue             and Chief Financial    Treasurer- Since      Investment Management Inc.
New York, NY 10017             Officer                2001                  (2002-present)
                                                      Chief Financial  o    Assistant Vice President, Bank
                                                      Officer- Since        Julius Baer & Co., Ltd. New York
                                                      2003                  Branch (2001 -2002)
                                                                       o    Supervisor of Fund Accounting,
                                                                            Neuberger Berman LLC. (1994-2001)
                                                                       o    Secretary, Treasurer (since 2001)
                                                                            and Chief Financial Officer (since
                                                                            2003) the Julius Baer Investment Funds

-------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise (57)       Assistant Secretary    Since 1999       o    Director and Counsel, Investors
200 Clarendon Street                                                        Bank & Trust Company  (1999-present)
Boston, MA 02116                                                       o    Vice President, State Street Bank
                                                                            and Trust Company (1994-1999)

-------------------------------------------------------------------------------------------------------------------
Victoria McFarlane (37)        Assistant Treasurer    Since 2003       o    Director, Mutual Fund
200 Clarendon Street                                                        Administration, Investors Bank &
Boston, MA 02116                                                            Trust Company (2002- present)
                                                                       o    Manager/Assistant Vice President
                                                                            of Fund Treasury for MFS Investment
                                                                            Services (1997 - 2002)

-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 2

                           EUROPEAN WARRANT FUND, INC.

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

The Nominating Committee shall be composed entirely of independent Directors.

BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall make nominations for independent Director membership on the Board of Directors. The Committee shall receive, review and maintain files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by stockholders, and present recommendations to the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership, including their character, judgment, business experience, diversity and acumen, and their independence from the Fund's manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or ---- family relationships with managers or service providers. The minimum qualifications for Director nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, possess a sense of materiality, ability to commit the necessary time, financially independent of board fees, and familiarity with financial statements and basic investment principles.

2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Directors.

3. The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Committee shall periodically review director compensation and shall recommend any appropriate changes to the Independent Directors as a group.

COMMITTEE NOMINATIONS AND FUNCTIONS

5. The Committee shall make recommendations for membership on all committees and shall review committee assignments as it deems appropriate.

6. The Committee in consultation with the Chairman of the Board of Directors shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

OTHER POWERS AND RESPONSIBILITIES

7. The Committee shall monitor the performance of legal counsel employed by the Fund's and the independent Directors, and shall be responsible for the hiring and supervision of counsel for the independent Directors, if necessary.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent Directors and other experts or consultants at the expense of the Fund.

9. The Committee shall review this Charter as it deems appropriate and recommend any changes to the full Board of Directors.

Amended:  December 17, 2003

                                    EXHIBIT 3

                         JULIUS BAER GLOBAL EQUITY FUND

     INVESTMENT OBJECTIVE, POLICIES, STRATEGIES, RELATED RISKS AND PORTFOLIO
                                   MANAGEMENT

INVESTMENT OBJECTIVE

The  Fund  seeks  to  maximize  total  return,   principally   through   capital
appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. The Adviser manages the Fund using a core approach and is not constrained by a particular investment tilt (i.e. it may invest in "growth" or "value" securities). The Fund has a bias toward large capitalization companies, but may occasionally invest in small or mid size capitalization companies. The Fund focuses on countries with developed markets, but may also invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. The Fund invests in securities denominated in the currencies of a variety of countries, including the U.S. dollar.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain Dollar bloc countries including Australia, New
Zealand, and Canada) the stock selection process is primarily bottom-up. The Adviser concentrates on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Adviser believes that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Adviser determines the Fund's exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.

The Fund may also invest in debt securities of U.S. issuers.

From time to time, the Fund may use derivatives for hedging purposes and speculatively, to remain fully invested, to maintain liquidity, or to increase total return.

KEY RISKS

Investors could lose money on their investments in the Fund, or the Fund could return less than other investments. The main risks of investing in the Fund are listed below.

o Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.

o Derivatives Risk: the primary risk with many derivative instruments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks. More information regarding other risks of derivative instruments is found below under Risks of Investing in the Fund

OTHER INVESTMENT STRATEGIES

The Fund's principal investment strategies and risks are summarized above. The following is a more complete description of the Fund's investments and strategies and their associated risks.

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, preferred stocks and convertible securities of domestic and foreign issuers of all sizes.

The Fund invests in securities denominated in the currencies of a variety of countries. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollar terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges which may decrease or offset losses from such fluctuations.

The Fund may invest in depository receipts. These are typically issued by a bank or trust company and represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. The Fund may hold American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank or trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office.

When the Fund invests in fixed-income securities, it will limit such investments to securities of U.S. companies, the U.S. government and its agencies and instrumentalities, and money market instruments. The Fund may invest up to 10% of its total assets in below investment grade debt instruments, commonly known as "junk bonds."

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Derivatives involve special risks, which are discussed below under Risks of Investing in the Fund.

The Fund may depart from its investment strategies by taking temporary defensive
positions  in  response  to  adverse  market,   economic,   political  or  other
conditions. During these times, the Fund may not achieve its investment goal.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISKS OF INVESTING IN THE FUND

MARKET RISK. The Fund's investment in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

INTEREST RATE RISK. The Fund's investment in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

       MORTGAGE-BACKED SECURITIES. The Fund's investment in mortgage-backed securities is subject to the risk that payments from the pool of loans underlying a mortgage-backed security may not be enough to meet the monthly payments of the mortgage-backed security. If this occurs the mortgage-backed security will lose value.

      PREPAYMENT RISK. Prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Fund's yield. Mortgage-backed securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

CREDIT RISK. The Fund's investment in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of Investment Grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

       BELOW-INVESTMENT GRADE SECURITIES. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value.

INCOME RISK. The Fund's investment in debt securities is subject to the risk that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

FOREIGN INVESTMENT RISK. The Fund's investment in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

         DEVELOPING COUNTRY RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

         POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, the Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which the Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

DERIVATIVES RISK. Derivatives are used to limit risk in the Fund or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's securities. The use of derivatives may also crate leveraging risk. To limit such leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments.

PORTFOLIO MANAGEMENT OF THE FUND

BRETT GALLAGHER and RUDOLPH-RIAD YOUNES are Co-Portfolio Managers of the Fund. Mr. Gallagher has been First Vice President and Deputy Chief Investment Officer of JBIM since January 1999. Mr. Younes, CFA, has been Senior Vice President and Head of International Equity of JBIM since August 2000 and has served in those capacities with the Julius Baer Group since September 1993. He has co-managed the Julius Baer International Equity Fund since 1995. RICHARD PELL is responsible for overseeing portfolio investments. Mr. Pell has been Senior Vice President and Chief Investment Officer of JBIM since 2000 and with the Julius Baer Group since 1995. He has co-managed the Julius Baer Global Income Fund since 1998 and has co-managed the Julius Baer International Equity Fund since 1995.

                                    EXHIBIT 4
               [REVISIONS ARE REFLECTED BY UNDERSCORING ADDITIONS
                           AND BRACKETING DELETIONS]

                         [ARTICLES OF INCORPORATION OF]
                         THE EUROPEAN WARRANT FUND, INC.

                  FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

         THE EUROPEAN WARRANT FUND, INC., A MARYLAND CORPORATION HAVING ITS PRINCIPAL OFFICE IN THE CITY OF BALTIMORE, STATE OF MARYLAND (HEREINAFTER CALLED THE "CORPORATION"), HEREBY CERTIFIES TO THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND THAT:

FIRST: THE CHARTER OF THE CORPORATION IS HEREBY AMENDED TO PROVIDE THAT THE NAME OF THE CORPORATION IS CHANGED TO

                      "JULIUS BAER GLOBAL EQUITY FUND INC."

SECOND: THE CORPORATION DESIRES TO AMEND AND RESTATE ITS CHARTER AS CURRENTLY IN EFFECT (INCLUDING THE AMENDMENT SET FORTH IN ARTICLE FIRST ABOVE), AND THE CHARTER OF THE CORPORATION IS HEREBY RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS, THE FOLLOWING PROVISIONS CONSTITUTING ALL OF THE PROVISIONS OF THE CHARTER OF THE CORPORATION CURRENTLY IN EFFECT:

                                    ARTICLE I

                                  INCORPORATOR

         [THE UNDERSIGNED,] Linda G. Schechter, whose post office address is c/o Wilkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, [being] WHO IS at least eighteen years of age, [does hereby act as an incorporator and form a corporation under and by virtue of the Maryland General Corporation Law] IS THE INCORPORATOR.

                                   ARTICLE II

                                      NAME

     The name of the Corporation is [THE EUROPEAN WARRANT FUND, INC.] JULIUS
                          BAER GLOBAL EQUITY FUND INC.

                                   ARTICLE III

                               PURPOSES AND POWERS

         The Corporation is formed for the following purposes:

         (1) To conduct and carry on the business of an [closed] OPEN-end MANAGEMENT investment company UNDER THE INVESTMENT COMPANY ACT OF 1940, AS FROM TIME TO TIME AMENDED AND IN EFFECT (THE "INVESTMENT COMPANY ACT").

         (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

         (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

         (4) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

         The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT


         The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, [32 South] 300 EAST LOMBARD Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated. The post office address of the resident agent is [32 South] 300 East Lombard Street, Baltimore, Maryland 21202.


                                    ARTICLE V

                                  CAPITAL STOCK


         (1) The total number of shares of capital stock that the Corporation shall have authority to issue is [one hundred million (100,000,000)] FIFTY BILLION (50,000,000,000) shares, of the par value of one tenth of one cent
($.001) per share and of the aggregate par value of [one hundred thousand dollars ($100,000)] FIFTY MILLION DOLLARS ($50,000,000) all of which [one hundred million (100,000,000) FIFTY BILLION (50,000,000,000) shares are designated common stock]. A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS, WITHOUT ACTION BY THE STOCKHOLDERS, MAY AMEND THE CHARTER OF THE CORPORATION TO INCREASE OR DECREASE THE AGGREGATE NUMBER OF SHARES OF CAPITAL STOCK OR THE NUMBER OF SHARES OF CAPITAL STOCK OF ANY CLASS OR SERIES THAT THE CORPORATION HAS AUTHORITY TO ISSUE.

         (2) AS MORE FULLY SET FORTH HEREAFTER, THE ASSETS AND LIABILITIES AND THE INCOME AND EXPENSES OF EACH CLASS OR SERIES OF THE CORPORATION'S STOCK SHALL BE DETERMINED SEPARATELY FROM THOSE OF EACH OTHER CLASS OR SERIES OF THE CORPORATION'S STOCK AND, ACCORDINGLY, THE NET ASSET VALUE, THE DIVIDENDS AND DISTRIBUTIONS PAYABLE TO HOLDERS, AND THE AMOUNTS DISTRIBUTABLE IN THE EVENT OF DISSOLUTION OF THE CORPORATION TO HOLDERS OF SHARES OF THE CORPORATION'S STOCK MAY VARY FROM CLASS TO CLASS AND SERIES TO SERIES. EXCEPT FOR THESE DIFFERENCES AND CERTAIN OTHER DIFFERENCES HEREAFTER SET FORTH OR PROVIDED FOR, EACH CLASS OR SERIES OF THE CORPORATION'S STOCK SHALL HAVE THE SAME PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, AND OTHER DISTRIBUTIONS,

QUALIFICATIONS AND TERMS AND CONDITIONS OF AND RIGHTS TO REQUIRE REDEMPTION OF EACH OTHER CLASS OR SERIES OF THE CORPORATION'S STOCK, EXCEPT AS OTHERWISE PROVIDED FOR IN THE CHARTER OR BY THE BOARD OF DIRECTORS PURSUANT TO ARTICLE V, PARAGRAPH (12) HEREOF.

         (3) ALL CONSIDERATION RECEIVED BY THE CORPORATION FOR THE ISSUE OR SALE OF SHARES OF A CLASS OR SERIES OF THE CORPORATION'S STOCK, TOGETHER WITH ALL FUNDS DERIVED FROM ANY INVESTMENT AND REINVESTMENT THEREOF, SHALL IRREVOCABLY REMAIN ATTRIBUTABLE TO THAT CLASS OR SERIES FOR ALL PURPOSES, SUBJECT ONLY TO ANY AUTOMATIC CONVERSION OF ONE CLASS OR SERIES OF STOCK INTO ANOTHER, AS HEREINAFTER PROVIDED FOR, AND THE RIGHTS OF CREDITORS, AND SHALL BE SO RECORDED UPON THE BOOKS OF ACCOUNT OF THE CORPORATION. THE ASSETS ATTRIBUTABLE TO EACH CLASS OF COMMON STOCK SHALL BE INVESTED IN THE SAME INVESTMENT PORTFOLIO OF THE CORPORATION.

         (4) THE ALLOCATION OF INVESTMENT INCOME AND CAPITAL GAINS AND EXPENSES AND LIABILITIES OF THE CORPORATION AMONG THE CLASSES AND SERIES OF SHARES SHALL BE DETERMINED BY THE BOARD OF DIRECTORS IN A MANNER THAT IS CONSISTENT WITH THE INVESTMENT COMPANY ACT, THE RULES AND REGULATIONS THEREUNDER, AND THE INTERPRETATIONS THEREOF, IN EACH CASE AS FROM TIME TO TIME AMENDED, MODIFIED OR SUPERSEDED. THE DETERMINATION OF THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AS TO THE ALLOCATION OF INVESTMENT INCOME OR CAPITAL GAINS, EXPENSES AND LIABILITIES (INCLUDING ACCRUED EXPENSES AND RESERVES) AND ASSETS TO A PARTICULAR CLASS OR CLASSES OR SERIES.

         (5) SHARES OF EACH CLASS OR SERIES OF STOCK SHALL BE ENTITLED TO SUCH DIVIDENDS OR DISTRIBUTIONS, IN STOCK OR IN CASH OR BOTH, AS MAY BE AUTHORIZED FROM TIME TO TIME BY THE BOARD OF DIRECTORS WITH RESPECT TO SUCH CLASS OR SERIES. SPECIFICALLY, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE DIVIDENDS AND DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS WITH RESPECT TO EACH CLASS OR SERIES MAY VARY WITH RESPECT TO EACH SUCH CLASS OR SERIES TO
REFLECT DIFFERING ALLOCATIONS OF THE EXPENSES OF THE CORPORATION AMONG THE HOLDERS OF THE CLASSES OR SERIES AND ANY RESULTANT DIFFERENCES BETWEEN THE NET ASSET VALUES PER SHARE OF THE CLASSES OR SERIES, TO SUCH EXTENT AND FOR SUCH PURPOSES AS THE BOARD OF DIRECTORS MAY DEEM APPROPRIATE.

         (6) ON EACH MATTER SUBMITTED TO A VOTE OF THE STOCKHOLDERS, EACH HOLDER OF STOCK SHALL BE ENTITLED TO ONE VOTE FOR EACH SHARE ENTITLED TO VOTE THEREON STANDING IN HIS OR HER NAME ON THE BOOKS OF THE CORPORATION. SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE INVESTMENT COMPANY ACT, OR RULES OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCESSOR THERETO, OR OTHER APPLICABLE LAW, ALL HOLDERS OF SHARES OF STOCK SHALL VOTE AS A SINGLE CLASS OR SERIES EXCEPT WITH RESPECT TO ANY MATTER WHICH AFFECTS ONLY ONE OR MORE (BUT LESS THAN
ALL) CLASSES OR SERIES OF STOCK, IN WHICH CASE ONLY THE HOLDERS OF SHARES OF THE CLASSES OR SERIES AFFECTED SHALL BE ENTITLED TO VOTE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OR RULES OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCESSOR THERETO, OR OTHER APPLICABLE LAW, THE HOLDERS OF EACH CLASS OR SERIES SHALL HAVE, RESPECTIVELY, WITH RESPECT TO ANY MATTER SUBMITTED TO A VOTE OF STOCKHOLDERS (I) EXCLUSIVE VOTING RIGHTS WITH RESPECT TO ANY SUCH MATTER THAT ONLY AFFECTS THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS OF ANY DISTRIBUTION PLAN ADOPTED BY THE CORPORATION PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT (A

"PLAN") WITH RESPECT TO THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS AND (II) NO VOTING RIGHTS WITH RESPECT TO THE PROVISIONS OF ANY PLAN THAT AFFECTS ONE OR MORE OF SUCH OTHER CLASSES OR SERIES, BUT NOT THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS, OR WITH RESPECT TO ANY OTHER MATTER THAT DOES NOT AFFECT THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS.

         (7) IN THE EVENT OF THE LIQUIDATION OR DISSOLUTION OF THE CORPORATION, STOCKHOLDERS OF EACH CLASS OR SERIES OF THE CORPORATION'S STOCK SHALL BE ENTITLED TO RECEIVE, AS A CLASS OR SERIES, OUT OF THE ASSETS OF THE CORPORATION AVAILABLE FOR DISTRIBUTION TO STOCKHOLDERS, BUT OTHER THAN GENERAL ASSETS NOT ATTRIBUTABLE TO ANY PARTICULAR CLASS OR SERIES OF STOCK, THE ASSETS ATTRIBUTABLE TO THE CLASS OR SERIES LESS THE LIABILITIES ALLOCATED TO THAT CLASS OR SERIES; AND THE ASSETS SO DISTRIBUTABLE TO THE STOCKHOLDERS OF ANY CLASS OR SERIES OF STOCK SHALL BE DISTRIBUTED AMONG SUCH STOCKHOLDERS IN PROPORTION TO THE NUMBER OF SHARES OF THE CLASS OR SERIES HELD BY THEM AND RECORDED ON THE BOOKS OF THE CORPORATION. IN THE EVENT THAT THERE ARE ANY GENERAL ASSETS NOT ATTRIBUTABLE TO ANY PARTICULAR CLASS OR SERIES OF STOCK, AND SUCH ASSETS ARE AVAILABLE FOR DISTRIBUTION, THE DISTRIBUTION SHALL BE MADE PRO RATA TO THE HOLDERS OF EACH CLASS OR SERIES IN PROPORTION TO THE NET ASSET VALUE OF EACH SUCH CLASS OR SERIES OR AS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS.

             (8) (A) EACH HOLDER OF STOCK MAY REQUIRE THE CORPORATION TO REDEEM ALL OR ANY PART OF THE STOCK OWNED BY THAT HOLDER, UPON REQUEST TO THE CORPORATION OR ITS DESIGNATED AGENT, AT THE NET ASSET VALUE OF THE SHARES OF STOCK NEXT DETERMINED FOLLOWING RECEIPT OF THE REQUEST IN A FORM APPROVED BY THE CORPORATION AND ACCOMPANIED BY SURRENDER OF THE CERTIFICATE OR CERTIFICATES FOR THE SHARES, IF ANY, LESS THE AMOUNT OF ANY APPLICABLE REDEMPTION FEE OR OTHER AMOUNT IMPOSED BY THE BOARD OF DIRECTORS (TO THE EXTENT CONSISTENT WITH APPLICABLE LAW) OR PROVIDED FOR HEREIN. THE BOARD OF DIRECTORS MAY ESTABLISH PROCEDURES FOR REDEMPTION OF STOCK.

             (B) THE PROCEEDS OF THE REDEMPTION OF A SHARE (INCLUDING A FRACTIONAL SHARE) OF ANY CLASS OR SERIES OF STOCK OF THE CORPORATION SHALL BE REDUCED BY THE AMOUNT OF ANY REDEMPTION FEE OR OTHER AMOUNT PAYABLE ON SUCH REDEMPTION PURSUANT TO THE TERMS OF ISSUANCE OF SUCH SHARE OR PROVIDED FOR HEREIN.

             (C) (I) THE BOARD OF DIRECTORS MAY ESTABLISH DIFFERING MINIMUM AMOUNTS FOR CATEGORIES OF HOLDERS OF STOCK BASED ON SUCH CRITERIA AS THE BOARD OF DIRECTORS MAY DEEM APPROPRIATE. IF THE NET ASSET VALUE OF THE SHARES OF A CLASS OR SERIES OF STOCK HELD BY A STOCKHOLDER SHALL BE LESS THAN THE MINIMUM AMOUNT THEN IN EFFECT WITH RESPECT TO THE CATEGORY OF HOLDERS IN WHICH THE STOCKHOLDER IS INCLUDED, THE CORPORATION MAY: (A) REDEEM ALL OF THOSE SHARES OR (B) EXCHANGE THOSE SHARES FOR SHARES OF ANOTHER CLASS OR SERIES FOR WHICH THE NET ASSET VALUE OF THE SHARES HELD BY THE STOCKHOLDER EQUALS THE MINIMUM AMOUNT, IN EITHER EVENT, UPON NOTICE GIVEN TO THE HOLDER IN ACCORDANCE WITH SUBSECTION (C)(III), TO THE EXTENT THAT THE CORPORATION MAY LAWFULLY EFFECT SUCH REDEMPTION OR EXCHANGE UNDER THE MARYLAND GENERAL CORPORATION LAW.

         (II) TO THE EXTENT AND IN THE MANNER PERMITTED BY THE INVESTMENT COMPANY ACT AND THE MARYLAND GENERAL CORPORATION LAW, AND IF AUTHORIZED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, THE CORPORATION MAY REDEEM AT ANY TIME AND FROM TIME TO TIME, IN WHOLE OR IN PART, AT THEIR CURRENT NET ASSET VALUE, SHARES OF ANY CLASS OR SERIES FROM ANY

STOCKHOLDER  UPON  NOTICE  GIVEN TO THE  HOLDER IN  ACCORDANCE  WITH  SUBSECTION
(C)(III) AND UPON SUCH TERMS AND CONDITIONS AS THE BOARD OF DIRECTORS SHALL DEEM ADVISABLE. A REDEMPTION UNDER THIS SUBSECTION (C)(II), EVEN IF IT IS FOR ALL OF THE SHARES OF A CLASS OR SERIES, SHALL NOT BE CONSIDERED A LIQUIDATION REQUIRING A VOTE OF STOCKHOLDERS.

             (III) THE NOTICE REFERRED TO IN SUBSECTIONS (C)(I) AND (II) SHALL BE IN WRITING PERSONALLY DELIVERED OR DEPOSITED IN THE MAIL, AT LEAST THIRTY DAYS (OR SUCH OTHER NUMBER OF DAYS AS MAY BE SPECIFIED FROM TIME TO TIME BY THE BOARD OF DIRECTORS) PRIOR TO SUCH REDEMPTION OR EXCHANGE. IF MAILED, THE NOTICE SHALL BE ADDRESSED TO THE STOCKHOLDER AT HIS POST OFFICE ADDRESS AS SHOWN ON THE BOOKS OF THE CORPORATION, AND SENT BY FIRST CLASS MAIL, POSTAGE PREPAID. THE PRICE FOR SHARES ACQUIRED BY THE CORPORATION PURSUANT TO THIS SECTION (C) SHALL BE AN AMOUNT EQUAL TO THE NET ASSET VALUE OF SUCH SHARES, LESS THE AMOUNT OF ANY APPLICABLE FEE OR OTHER AMOUNT PAYABLE ON SUCH REDEMPTION OR EXCHANGE PURSUANT TO THE TERMS OF ISSUANCE OF SUCH SHARES OR IMPOSED BY THE BOARD OF DIRECTORS (TO THE EXTENT CONSISTENT WITH APPLICABLE
    LAW) OR PROVIDED FOR HEREIN.

         (D) PAYMENT BY THE CORPORATION FOR SHARES OF STOCK OF THE CORPORATION SURRENDERED TO IT FOR REDEMPTION SHALL BE MADE BY THE CORPORATION WITHIN SEVEN DAYS OF SUCH SURRENDER OUT OF THE FUNDS LEGALLY AVAILABLE THEREFOR, PROVIDED THAT THE CORPORATION MAY SUSPEND THE RIGHT OF THE STOCKHOLDERS TO REDEEM SHARES OF STOCK AND MAY POSTPONE THE RIGHT OF THOSE HOLDERS TO RECEIVE PAYMENT FOR ANY SHARES WHEN PERMITTED OR REQUIRED TO DO SO BY APPLICABLE STATUTES OR REGULATIONS. PAYMENT OF THE AGGREGATE PRICE OF SHARES SURRENDERED FOR REDEMPTION MAY BE MADE IN CASH OR, AT THE OPTION OF THE CORPORATION, WHOLLY OR PARTLY IN SUCH PORTFOLIO SECURITIES OF THE CORPORATION AS THE CORPORATION SHALL SELECT.

         (9) NO STOCKHOLDER SHALL BE ENTITLED TO ANY PREEMPTIVE RIGHTS OR HAVE ANY RIGHT TO PURCHASE OR SUBSCRIBE FOR ANY SHARES OF THE CORPORATION'S CAPITAL STOCK OR ANY OTHER SECURITY THAT THE CORPORATION MAY ISSUE OR SELL, OTHER THAN AS THE BOARD OF DIRECTORS, IN ITS DISCRETION, MAY DETERMINE TO GRANT.

         [2] (10) The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. A fractional share shall not, however, have the right to receive a certificate evidencing it.

         [3] (11) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws of the Corporation, as from time to time amended.

         [4 No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase or subscribe for any shares of the Corporation's capital stock or any other security that the Corporation may issue or sell other than a right that the Board of Directors in its discretion may determine to grant.]

         [5] (12) The Board of Directors shall have authority [by resolution] to classify and reclassify any authorized but unissued shares of capital stock (WHETHER OR NOT SUCH SHARES

HAVE BEEN PREVIOUSLY CLASSIFIED OR RECLASSIFIED) from time to time INTO ONE OR MORE EXISTING OR NEW CLASSES OR SERIES OF CAPITAL STOCK by setting, [or] changing, OR ELIMINATING, in any one or more respects, THE CLASS OR SERIES
DESIGNATIONS, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends AND OTHER DISTRIBUTIONS, qualifications, or terms or conditions of OR RIGHTS TO REQUIRE redemption of such shares of capital stock.

         [6] (13) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or series or of any class or series of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in [these Articles of Incorporation] THE CHARTER OF THE CORPORATION.

         (14) THE PRESENCE IN PERSON OR BY PROXY OF THE HOLDERS OF SHARES ENTITLED TO CAST ONE-THIRD OF THE VOTES ENTITLED TO BE CAST (WITHOUT REGARD TO CLASS OR SERIES) SHALL CONSTITUTE A QUORUM AT ANY MEETING OF THE STOCKHOLDERS, EXCEPT WITH RESPECT TO ANY MATTER WHICH, UNDER APPLICABLE STATUTES OR REGULATORY REQUIREMENTS, REQUIRES APPROVAL BY A SEPARATE VOTE OF ONE OR MORE CLASSES OR SERIES OF STOCK, IN WHICH CASE THE PRESENCE IN PERSON OR BY PROXY OF THE HOLDERS OF SHARES ENTITLED TO CAST ONE-THIRD OF THE VOTES ENTITLED TO BE CAST BY EACH CLASS OR SERIES ENTITLED TO VOTE AS A CLASS OR SERIES ON THE MATTER SHALL CONSTITUTE A QUORUM.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

         (1) The number of directors constituting the Board of Directors [shall be as specified in the Bylaws or determined by the Board of Directors pursuant to the Bylaws, except that the number of Directors shall in no event be greater than nine(9)] IS CURRENTLY SEVEN, WHICH NUMBER MAY BE INCREASED OR DECREASED PURSUANT TO THE BYLAWS, BUT SHALL NEVER BE LESS THAN THE MINIMUM NUMBER REQUIRED BY THE MARYLAND GENERAL CORPORATION LAW. The names of the CURRENT directors who shall act until [the first annual meeting of stockholders or] their successors are duly chosen and qualified are:

                       [Raymond J. Baer] ANTOINE BERNHEIM
                                 THOMAS GIBBONS
                                  HARVEY KAPLAN
                                 ROBERT MATTHEWS
                                 Bernard Spilko
                                  MARTIN VOGEL
                                 MICHAEL QUAIN

[(2) Beginning with the first annual meeting of stockholders held after the initial public offering of the shares of the Corporation (the "initial annual meeting"), the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the classes of Directors elected at the initial annual meeting shall expire at the times of the annual meetings of the stockholders as follows: Class I on the next annual meeting, Class II on the second next annual meeting and Class III on the third next annual meeting, or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual election, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of Directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible.

                  (3) A Director may be removed with or without cause, but only by action of the stockholders taken by the holders of at least seventy-five percent (75%) of the votes entitled to be cast.]


         [4] (2) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

                  [i]  (A)  To  make,   alter  or  repeal   the  Bylaws  of  the
         Corporation, except as otherwise required by the Investment Company Act [of 1940, as amended].

                  [II] (B) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors.

                  [iii] (c) Without the assent or vote of the stockholders, to authorize the issuance from time to time of shares of the stock of any class or series of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the
         Corporation of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

                  [IV] (D) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

                  [V] (E) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, [these Articles of Incorporation] THE CHARTER and the Bylaws of the Corporation.

         [5] (3) Any determination made in good faith by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation or as to the determination of the net asset value of shares of any class or series of the Corporation's capital stock, AS TO THE ALLOCATION OF ANY ASSET OF THE CORPORATION TO A PARTICULAR CLASS OR SERIES OF THE CORPORATION'S STOCK, AS TO THE CHARGING OF ANY LIABILITY OF THE CORPORATION TO A PARTICULAR CLASS OR SERIES OF THE CORPORATION'S STOCK, AS TO THE NUMBER OF SHARES OF THE CORPORATION OUTSTANDING, AS TO THE ESTIMATED EXPENSE TO THE CORPORATION IN CONNECTION WITH PURCHASES OF ITS SHARES, AS TO THE ABILITY TO LIQUIDATE INVESTMENTS IN ORDERLY FASHION, OR AS TO ANY OTHER MATTER, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of [these Articles of Incorporation] THE CHARTER of the Corporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended (THE "SECURITIES ACT"), or the Investment Company Act [of 1940, as amended], or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(4) THE STOCKHOLDERS MAY REMOVE ANY DIRECTOR BUT ONLY FOR CAUSE AND ONLY BY ACTION OF THE STOCKHOLDERS TAKEN BY THE HOLDERS OF AT LEAST A MAJORITY OF THE VOTES ENTITLED TO BE CAST.

                                  [ARTICLE VII

                              CERTAIN TRANSACTIONS

                  (1) Except as otherwise provided in this Article VII, at least 75% of the votes entitled to be cast by stockholders, in addition to the affirmative vote of at least 75% of the Board of Directors, shall be necessary to effect any of the following actions:

                     (i) Any amendment to these Articles to make the Corporation's Common Stock a "redeemable security" or to convert the corporation from a "closed-end company" to an "open-end company" (as such terms are defined in the Investment Company Act of 1940, as amended) or any amendment to paragraph (1) of Article III, unless the Continuing Directors (as hereinafter defined) of the Corporation, by a vote of at least seventy-five percent (75%) of such Directors, approve such amendments, in which case the number of shares required to approve such transaction under applicable law shall be required;


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


                    (ii) Any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;

                   (iii) Any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to these Articles to terminate the existence of the Corporation, unless the Continuing Directors of the Corporation, by a vote of at least seventy-five (75%) of such Directors, approve such proposals, in which case the number of shares required to approve such transaction under applicable law shall be required; or

                    (iv) Any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied, or all of the conditions in clauses (B), (C), (D), (E) and (F) below are satisfied, in which case the number of shares required to approve such transaction under state law shall be required:

                           (A) The Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors.

                           (B) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock (as hereinafter defined) in such Business Combination shall be at least equal to the higher of the following:

                           (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares of such Voting Stock acquired by it (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (bb)(i) in the Threshold Transaction (as hereinafter defined), or (ii) in any period between the Threshold Transaction and the consummation of the Business Combination, whichever is higher; and

                           (y) the net asset value per share of such Voting Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher.

                           (C) The consideration to be received by holders of the particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.


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


                           (D) After the occurrence of the Threshold Transaction, and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.

                           (E) After the occurrence of the Threshold Transaction, such Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                           (F) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Acts or subsequent provisions).

                  (2) For the purposes of this Article:

                  (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

                           (A) any merger,  consolidation  or share  exchange of
                  the Corporation with or into any other person;

                           (B) any  sale,  lease,  exchange,  mortgage,  pledge,
                  transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;

                           (C) the issuance or transfer by the  Corporation  (in
                  one transaction or a series of transactions in any 12 month period) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (x) sales of any securities of the Corporation in connection with a public offering thereof,
                  (y) issuances of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and
                  (z) issuances of any  securities of the

                  Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

             (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate (as hereinafter defined) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Corporation's commencement of operations, if that period is less than 12 months), or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

            (iii) "Interested party" shall mean any person, other than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business combination with the Corporation.

             (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

              (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote generally in the election of directors.

             (vi) A person shall be a "beneficial owner" of any Voting Stock:

                           (A) which  such  person of any of its  Affiliates  or
                  Associates  (as  hereinafter   defined)   beneficially   owns,
                  directly or indirectly; or

                           (B) which  such  person or any of its  Affiliates  or
                  Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or

                           (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

            (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities and Exchange Act of 1934.

           (viii) "Fair Market Value" means:

                           (A) in the case of stock,  the highest  closing  sale
                  price during the 30-day period immediately preceding the relevant date of a share of such stock on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price (if such stock is a National Market System security) or the highest closing bid quotation (if such stock is not a National Market System security) with respect to a share of such stock during the 30-day period preceding the relevant date of the National Association of Securities Dealers, Inc. Automated Quotation Systems (NASDAQ) or any system then in use, or if no such quotations are available, the fair market value on the relevant date of the share of such stock as determined by at least 75% of the Continuing Directors in good faith, and

                           (B) in the case of property other than cash or stock,
                  the fair market value of such property on the relevant date as determined by at least 75% of the Continuing Directors in good faith.

             (ix) "Threshold Transaction" means the transaction by or as a result of which an Interested Party first becomes the beneficial owner of Voting Stock.

              (x) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (a)(iv)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

             (xi) Continuing Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph (a)(iv) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.]

                               ARTICLE [VIII] VII

                    LIMITATIONS ON LIABILITY; INDEMNIFICATION

         (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, the Securities Act [of 1933, as amended], and the Investment Company Act [of 1940, as amended] no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.


         (2) Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act [of 1933, as amended], and the Investment Company Act [of 1940, as amended], as such statutes are now or hereafter in force. In addition, the Corporation shall also advance expenses (including attorneys' fees) to its currently acting and its former directors and officers to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law, the Securities Act [of 1933, as amended], and the Investment Company Act [of 1940, as amended]. The Board of Directors may by A PROVISION IN THE BylawS, A resolution or AN agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

         (3) No provision of [this Article] THE CHARTER shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (4) References to the Maryland General Corporation Law in [this Article] THE CHARTER are to that law as from time to time amended. No amendment to the [c] Charter of the Corporation shall affect any right of any person under [this Article] THE CHARTER based on any event, omission or proceeding prior to the amendment.

                                ARTICLE [IX]VIII

                                    AMENDMENT

         [(1)] The Corporation reserves the right from time to time to make any amendment to its [Articles of Incorporation] CHARTER, IN THE MANNER now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in its [Articles of Incorporation] CHARTER, of any outstanding stock, AND ALL RIGHTS CONFERRED UPON STOCKHOLDERS HEREIN ARE GRANTED SUBJECT TO THIS RESERVATION.

         [(2) notwithstanding paragraph (1) of this article or any other provision of these articles of incorporation, no amendment to these articles of incorporation of the corporation shall amend, alter, change or repeal any of the provisions of articles vi, vii or ix unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of at least seventy five percent (75%) of the votes entitled to be cast by stockholders.]

                               * * * * * * * * * *

THIRD: AS OF IMMEDIATELY BEFORE THESE ARTICLES OF AMENDMENT AND RESTATEMENT BECOMING EFFECTIVE, THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE CORPORATION HAS AUTHORITY TO ISSUE IS 100,000,000 SHARES OF CAPITAL STOCK, PAR VALUE OF ONE TENTH OF ONE CENT ($.001) PER SHARE, HAVING AN AGGREGATE PAR VALUE OF $100,000, ALL OF WHICH HAS BEEN DESIGNATED AS COMMON STOCK.

FOURTH: AS OF IMMEDIATELY AFTER THESE ARTICLES OF AMENDMENT AND RESTATEMENT BECOMING EFFECTIVE, THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE CORPORATION HAS AUTHORITY TO ISSUE IS 50,000,000,000 SHARES OF CAPITAL STOCK, PAR VALUE ONE TENTH OF ONE CENT ($.001) PER SHARE, HAVING AN AGGREGATE PAR VALUE OF $50,000,000, ALL OF WHICH HAS BEEN DESIGNATED AS COMMON STOCK.

FIFTH:   THE CURRENT ADDRESS OF THE PRINCIPAL  OFFICE OF THE CORPORATION AND THE
NAME AND ADDRESS OF THE CORPORATION'S CURRENT RESIDENT AGENT ARE AS SET FORTH IN
ARTICLE IV OF THE FOREGOING RESTATEMENT.

SIXTH: THE NUMBER OF DIRECTORS OF THE CORPORATION AND THE NAMES OF THOSE CURRENTLY IN OFFICE ARE AS SET FORTH IN ARTICLE VI OF THE FOREGOING RESTATEMENT.

SEVENTH:  THE FOREGOING AMENDMENT  TO  AND  RESTATEMENT  OF THE  CHARTER  OF THE
CORPORATION HAS BEEN ADVISED BY AND APPROVED BY A MAJORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION AND WAS APPROVED BY THE STOCKHOLDERS OF THE CORPORATION.

         IN WITNESS WHEREOF, [I have adopted and signed these Articles of Incorporation or do hereby acknowledge that the adoption and signing are my act] THE CORPORATION HAS CAUSED THESE ARTICLES OF AMENDMENT AND RESTATEMENT TO BE SIGNED IN ITS NAME AND ON ITS BEHALF BY ITS PRESIDENT, MICHAEL K. QUAIN, AND ATTESTED BY ITS SECRETARY, CRAIG M. GIUNTA, ON [MARCH] ___, 2004.

                                            THE EUROPEAN WARRANT FUND, INC.

                                            BY: ________________________________
                                                  MICHAEL K. QUAIN, PRESIDENT

ATTEST

__________________________________________
CRAIG M. GIUNTA, SECRETARY

DATED:  MARCH __, 2004



[Dated the 23rd of May, 1990

                                        Linda G. Schechter, Incorporator]




         THE  UNDERSIGNED,  PRESIDENT OF THE EUROPEAN  WARRANT FUND,  INC.,  WHO
EXECUTED ON BEHALF OF SAID CORPORATION THE FOREGOING ARTICLES OF AMENDMENT AND RESTATEMENT OF WHICH THIS CERTIFICATE IS MADE A PART, HEREBY ACKNOWLEDGES IN THE NAME AND ON BEHALF OF SAID CORPORATION THAT THESE ARTICLES OF AMENDMENT AND RESTATEMENT ARE THE ACT OF THE CORPORATION AND CERTIFIES THAT, TO THE BEST OF HIS KNOWLEDGE, INFORMATION AND BELIEF, THE MATTERS AND FACTS SET FORTH THEREIN WITH RESPECT TO THE AUTHORIZATION AND APPROVAL THEREOF ARE TRUE IN ALL MATERIAL RESPECTS AND THAT THIS STATEMENT IS MADE UNDER PENALTIES OF PERJURY.

                                             THE EUROPEAN WARRANT FUND, INC.

                                             BY:________________________________
                                                  MICHAEL K. QUAIN, PRESIDENT

Dated:











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


                                    EXHIBIT 5

    FORM OF DISTRIBUTION AND STOCKHOLDER SERVICES PLAN PURSUANT TO RULE 12B-1

                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                       JULIUS BAER GLOBAL EQUITY FUND INC.

         This Distribution and Shareholder Services Plan (the "Plan"), is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by Julius Baer Global Equity Fund Inc., a Maryland corporation (the "Fund), subject to the following terms and conditions:

         SECTION 1.  DISTRIBUTION AGREEMENTS; SERVICING AGREEMENTS; ANNUAL FEE.

         (a) DISTRIBUTION AGREEMENTS. Any officer of the Fund is authorized to execute and deliver, in the name and on behalf of the Fund, written agreements duly approved by the Board of Directors of the Fund (the "Distribution Agreements") with institutional shareholders of record (the "Service Organizations") of shares of common stock in the Fund, par value $.001 per share (the "Shares"). Pursuant to the Distribution Agreements, the Service Organizations will be paid an annual fee for providing services primarily intended to result in the sale of Shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Shares ("Customers").

         (b) SERVICING AGREEMENTS. Any officer of the Fund is authorized to execute and deliver, in the name and on behalf of the Fund, written agreements duly approved by the Board of Directors of the Trust (the "Servicing Agreements") with Service Organization. Pursuant to the Servicing Agreements, the Service Organizations will be paid an annual fee for providing certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Shares ("Customers").

         (c) (b) DISTRIBUTION AND SERVICING FEES. The Fund may expend an aggregate amount on an annual basis not to exceed .25% of the value of the Fund's average daily net assets attributable to the Shares for services provided under the Plan.

         (c) PAYMENT OF FEES. The Distribution and Servicing Fee will be calculated daily and paid monthly by the Fund with respect to the shares at the annual rates indicated above.

         SECTION 2.  SERVICES

         The annual fee paid to the Service Organizations under Section 1 of the Plan will compensate Service Organizations to cover certain expenses incurred by the Shares primarily intended to result in the sale of Shares, including, but not limited to, (a) costs of payments made to employees that engage in the distribution of shares; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of Shares, including,


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


but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund's transfer agent; (c) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotion and television, radio, newspaper, magazine and other mass media advertising; (d) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (e) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

         SECTION 3.  EFFECTIVE DATE OF PLAN.

         The Plan will not take effect and payments under any related agreement will not be made until the Plan and such agreement are approved: (1) by a majority of both (a) the full Board of Directors of the Fund and (b) those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements; and (2) by a majority of the outstanding voting securities of the Shares.

         SECTION 4.  CONTINUANCE OF THE PLAN.

         The Plan will continue in effect with respect to the Shares for so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in the manner described in Section 3 above.

         SECTION 5.  TERMINATION.

         The Plan may be terminated at any time with respect to the Shares (i) by the Fund without the payment of any penalty, by the vote of a majority of the outstanding voting securities or (ii) by a vote of the Qualified Directors.

         SECTION 6.  AMENDMENTS.

         The Plan may be amended at any time by the Board of Directors, provided that no material amendment to the Plan shall become effective unless approved by the Fund's Board of Directors in the manner described in Section 3 above and that the Plan may not be amended to increase materially the amount that may be spent under the Plan without shareholder approval.

         SECTION 7.  SELECTION OF CERTAIN DIRECTORS.

         While the Plan is in effect, the selection and nomination of the Fund's Directors who are not interested persons of the Fund will be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

         SECTION 8. WRITTEN REPORTS.

         In each year during which the Plan remains in effect, the Fund's servicing agent, will prepare and furnish to the Fund's Board of Directors and the Board will review, at least quarterly, written reports, which sets out the amounts expended under the Plan and the purposes for which those expenditures were made.

         SECTION 9.  PRESERVATION OF MATERIALS.

         The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 8 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

         SECTION 10.  MEANINGS OF CERTAIN TERMS.

         As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations thereunder, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.

                                    EXHIBIT 6

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made by and between Julius Baer Global Equity Fund, Inc., (the "Company") a corporation organized under the laws of the State of Maryland, and JULIUS BAER INVESTMENT MANAGEMENT INC., a corporation organized under the laws of the State of Delaware (the Adviser), as of [ ], 2004.

         WHEREAS, the Company desires to appoint the Adviser as the investment adviser, and the Adviser desires to accept such appointment;

         NOW THEREFORE, the parties hereto hereby agree as follows:

                  1.       INVESTMENT DESCRIPTION; APPOINTMENT

                  The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

                  2.       SERVICES AS INVESTMENT ADVISER

                  Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company's Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended,
(b) manage the Company's assets in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company and (d) place purchase and sale orders on behalf of the Company. In providing these services, the Adviser will provide investment research and supervision of the Company's investments and conduct a continual program of investment, evaluation and, if appropriate, sales and reinvestment of the Company's assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

                  Subject  to the  supervision  and  direction  of the  Board of
Directors of the Company, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the Fund: (a) providing the Fund with office space (which may be the Adviser's own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Directors, (c)
coordinating and preparation of proxy statements and annual and semi-annual reports monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

                  3.       BROKERAGE

                  In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion. The Company acknowledges that, in appropriate circumstances, the Adviser intends to use the services of affiliates as brokers; in doing so, the Adviser agrees to comply with Section 17(e) of the Investment Company Act of 1940, as amended, and Rule 17e-1 thereunder.

                  4.       INFORMATION PROVIDED TO THE COMPANY

                  The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

                  5.       STANDARD OF CARE

                  The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or
(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not "interested persons" of the Fund or (b) an independent legal counsel in a written opinion.

                  6. COMPENSATION

                  (a) In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of each calendar quarter while this Agreement is in effect a fee for the previous quarter computed daily at an annual rate of 0.90% of the Company's average daily net assets.

                  (b) Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement as from time to time in effect.

                  7. EXPENSES

                  The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates. The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information fro regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; litigation and other extraordinary or non-recurring expenses.

                  8.       SERVICES TO OTHER COMPANIES OR ACCOUNTS

                  The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

                  9.       TERM OF AGREEMENT

                  This Agreement shall become effective as of the later of the date the Company's Registration Statement on Form N-1A is declared effective by the Securities and Exchange Commission or the date shareholders approve this Agreement and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10.      USE OF NAME

         If the Adviser ceases to act as investment adviser to the Company, the Company agrees that, at the request of the Adviser, the Company's license to use "Julius Baer" or any variation thereof indicating a connection to either of those entities, will terminate and the Company will take all necessary action to change the name of the Company to a name that does not include "Julius Baer" or any such variation.

                  11.      ENTIRE AGREEMENT

                  This Agreement constitutes the entire agreement between the parties hereto.

                  12.      GOVERNING LAW

                  This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

                                    IN WITNESS WHEREOF,  the parties hereto have
caused this Agreement to be executed by their

respective officers as of [        ], 2004.

                                      JULIUS BAER GLOBAL EQUITY FUND, INC.


                                      By:
                                         -----------------------------
                                      Title:











                                      JULIUS BAER INVESTMENT MANAGEMENT INC.


                                      By:
                                         -----------------------------
                                      Title:

                                    EXHIBIT 7

   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF JULIUS BAER SECURITIES, INC.

            -----------------------------------------------------
            NAME AND ADDRESS*            TITLE
            -----------------------------------------------------
            Bernard Spilko**             Managing Director
            -----------------------------------------------------
            Michael Philip Baer          Chairman
            -----------------------------------------------------
            Paul Nathan                  Senior Vice President
            -----------------------------------------------------
            Benoit Piussan               Senior Vice President
            -----------------------------------------------------
            Francis Harte                Senior Vice President
            -----------------------------------------------------
            Hector Santiago              First Vice President
            -----------------------------------------------------
            Michael Quain**              First Vice President
            -----------------------------------------------------
            Hansruedi Wuergler           First Vice President
            -----------------------------------------------------
            Manuel John Reyes            First Vice President
            -----------------------------------------------------
            Markus Linke                 First Vice President
            -----------------------------------------------------
            Hendricus Bocxe              First Vice President
            -----------------------------------------------------
            Antoinette Hunziker-Ebneter  Director
            -----------------------------------------------------
            Stefan Froehlich**           Portfolio Manager
            -----------------------------------------------------
            Peter Reinmuth**             Portfolio Manager
            -----------------------------------------------------

* Unless otherwise indicated, the business address of each director and principal executive officer is 330 Madison Avenue, New York, NY 10017. The business address of Messrs. Froehlich and Reinmuth is Julius Baer Asset Management Ltd., Zurich, Switzerland. The business address of Mr. Linke is 1900 Avenue of the Americas, Los Angeles, CA, 90067.

** Mr. Spilko is also a Director and Chairman of the Board of the Fund. Mr. Quain is also President and Chief Executive Officer of the Fund. Messrs. Froehlich and Reinmuth are also Vice Presidents of the Fund.

      DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF JULIUS BAER INVESTMENT
                                 MANAGEMENT INC.

            -----------------------------------------------------------
            NAME AND ADDRESS*          TITLE
            -----------------------------------------------------------
            Bernard Spilko**           President and Director
            -----------------------------------------------------------
            Glen Wisher                Senior Vice President
            -----------------------------------------------------------
            Edward Dove                Senior Vice President
            -----------------------------------------------------------
            Richard Pell               Senior Vice President
            -----------------------------------------------------------
            Rudolph Riad Younes        Senior Vice President
            -----------------------------------------------------------
            Denise Downey              First Vice President
            -----------------------------------------------------------
            Brett Gallagher            First Vice President
            -----------------------------------------------------------
            Tim Haywood                First Vice President
            -----------------------------------------------------------
            Gregory Hopper             First Vice President
            -----------------------------------------------------------
            Michael Quain**            First Vice President
            -----------------------------------------------------------
            Lowell Serhus              First Vice President
            -----------------------------------------------------------
            Richard Howard             Director & First Vice President
            -----------------------------------------------------------
            Hendricus Bocxe            First Vice President
            -----------------------------------------------------------
            Donald Quigley             Portfolio Manager
            -----------------------------------------------------------
            Stuart Adam                Director
            -----------------------------------------------------------
            Michael Testorf            Vice President
            -----------------------------------------------------------

* Unless otherwise indicated, the business address of each director and principal executive officer is 330 Madison Avenue, New York, NY 10017. The business address of Messrs. Dove and Howard is Bevis Marks House, Bevis Marks, London EC3A 7NE.

** Mr. Spilko is also a Director and Chairman of the Board of the Fund. Mr. Quain is also President and Chief Executive Officer of the Fund.

                                    EXHIBIT 8

                              BENEFICIAL OWNERSHIP

NAME OF BENEFICIAL OWNER          NUMBER OF SHARES          PERCENTAGE OF SHARES

Lazard Freres & Co. LLC           1,185,847                 8.10%
30 Rockefeller Plaza
New York, NY 10020

Wachovia Corporation              834,300                   5.72%
One Wachovia Center
Charlotte, NC 28288-0137

                         PLEASE FILL IN BOX AS SHOWN  USING BLACK OR BLUE INK OR
                            NUMBER 2 PENCIL.  PLEASE DO NOT USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ELECTION OF NOMINEES AS DIRECTORS AND "FOR" EACH OF PROPOSALS 2, 3, 4 AND 5. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1. ELECTION OF DIRECTORS TO SERVE INDEFNINTE TERMS IF THE CONVERSION OCCURS

    Antoine Bernheim                                    For Electing       Withhold         For Electing
    Martin Vogel                                        All Nominees     Authority  to      All Nominees
    Thomas J. Gibbons                                                     Vote For All        Except As
    Robert S. Matthews                                                      Nominees        Noted at Left
    Bernard Spilko
    Harvey B.Kaplan                                        [   ]             [   ]              [   ]
    Michael K. Quain


--------------------------------------------------------------------------
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the line above.

Your Board of Directors recommends a vote "FOR" the election of all nominees.

2.  APPROVAL OF CONVERSION OF THE FUND FROM A      [  ]    FOR         [  ]   AGAINST       [  ]    ABSTAIN
    CLOSED-END INVESTMENT COMPANY TO AN
    OPEN-END INVESTMENT COMPANY

Your Board of Directors recommends a vote "FOR" Proposal 2. Unless stockholders also approve Proposals 3 and 5, the Conversion cannot occur. Accordingly, a vote against either Proposal 3 or 5 may result in the Fund not becoming an open-end Fund.

3.  APPROVAL OF REVISIONS TO THE INVESTMENT OBJECTIVE AND
     CERTAIN FUNDAMENTAL INVESTMENT POLICIES IF THE CONVERSION OCCURS

     3A  Borrowing                  [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3B  Senior Securities          [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3C  Lending                    [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3D  Underwriting               [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3E  Commodities                [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3F  Real Estate                [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3G  Margin Activities          [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3H  Short Selling              [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3I  Investment for Control     [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3J  Concentration              [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN
     3K  Investment Objective       [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN

Your Board of Directors recommends a vote "FOR" Proposal 3.

4.  APPROVAL OF 12B-1 PLAN TO TAKE EFFECT UPON THE CONVERSION     [  ]   FOR    [  ]  AGAINST     [  ]  ABSTAIN

Your Board of Directors recommends a vote "FOR" Proposal 4.

5.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
    TO TAKE EFFECT UPON THE CONVERSION                            [  ]   FOR    [  ]  AGAINST     [  ]  ABSTAIN

     Your Board of Directors recommends a vote "FOR" Proposal 5.

3 Easy Ways to Vote Your Proxy

Vote  by  Phone:   Call  toll-free   1-800-690-6903   and  follow  the  recorded
instructions.

Vote on the Internet: Log on to proxyweb.com and follow the on-line directions.

Vote by mail: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and reurn in the envelope provided


THE EUROPEAN WARRANT FUND, INC.       THIS PROXY IS SOLICITED BY THE BOARD OF
                                       DIRECTORS

     The undersigned hereby appoints Cynthia Surprise and Craig Giunta and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, on March 24, 2004 at 9:00 a.m., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENVELOPE PROVIDED

                                 Date                                    ,  2004
                                     ------------------------------------

                         NOTE:  Please sign exactly as your name appears on this
                             Proxy. If joint owners, EITHER may sign this Proxy.
                              When signing as attorney, executor, administrator,
                                  trustee, guardian or corporate officer, please
                                                           give your full title.

                         -------------------------------------------------------
                                                                    Signature(s)

                         -------------------------------------------------------
                                                      (Title(s), if  applicable)